As filed with the Securities and Exchange Commission on June 4, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22791

DoubleLine Income Solutions Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report March 31, 2021

DoubleLine Income Solutions Fund

NYSE: DSL

DoubleLine || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	March 31, 2021	3

Chairman’s Letter	(Unaudited) March 31, 2021

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Income Solutions Fund (NYSE: DSL, the “Fund”) for the six-month period ended March 31, 2021. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Income Solutions Fund

May 1, 2021

4	DoubleLine Income Solutions Fund

Financial Markets Highlights	(Unaudited) March 31, 2021

•	Emerging Markets Fixed Income

For the six-month period ended March 31, 2021, the J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD), which tracks U.S. dollar-denominated, emerging markets (EM) fixed-income sovereign debt, returned 0.99%. The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD), which tracks U.S. dollar-denominated, EM fixed-income corporate debt, returned 3.60%. Spreads tightened 78 basis points (bps) for the EMBI GD and 108 bps for the CEMBI BD. EM credits benefited from improved investor sentiment amid optimism over promising COVID-19 vaccine trial results, speedy regulatory approvals, and initialization of vaccine deployment. In addition, global central bank accommodation, large government support programs, and the reopening of global economies contributed to the positive performance of risk assets. Rising yields during the period were a detractor to returns, particularly for the longer-duration EMBI GD. During the six-month period, the 10-year U.S. Treasury yield increased 106 bps. Returns across all regions in the EMBI GD were positive for the period while returns were mixed in the CEMBI BD. Africa was the best-performing region and Asia was the worst-performing region in both indexes. EM high yield credits significantly outperformed their investment grade counterparts in both indexes.

•	Agency Residential Mortgage-Backed and Agency Commercial Mortgage-Backed Securities (Agency RMBS and Agency CMBS)

For the six-month period ended March 31, 2021, Agency residential mortgage-backed securities (RMBS) and Agency commercial mortgage-backed securities (CMBS) posted negative returns. The Bloomberg Barclays US Mortgage-Backed Securities Index returned negative 0.86%, outperforming the Bloomberg Barclays US Government Bond Index and Bloomberg Barclays US Corporate Bond Index. Longer-duration assets typically underperformed relative to shorter-duration assets as mid- to long-tenor, risk-free interest rates increased. U.S. Treasury yields rose, with the five-year up 66 basis points (bps), the 10-year up 106 bps and 30-year up 95 bps. As risk-free interest rates increased, mortgage rates also started to mark a steady increase during the second half of the period. The 30-year mortgage rate reached a historic low of 2.65% in early January 2021, as measured by the Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index, but ended the period at 3.17%—the highest rate seen in over nine months. Many loan originators increased capacity due to the overwhelming amount of refinance applications and home purchases over the year, resulting in conditional prepayment rate (CPR) speeds ending the six-month period near historically high levels. Ginnie Mae II speeds reached their peak at the end of the period, primarily driven by a spike in banks and nonbanks buying out loans delinquent 90 days or longer. Despite the fast speeds seen during the period, we do not expect the trend to persist as mortgage rates increase and the number of borrowers with incentive to refinance declines. The elevated refinance activity also resulted in a large increase in issuance in the Agency RMBS space, with both Agency RMBS and Agency CMBS marking very strong gross issuance. Agency RMBS gross issuance reached roughly $2.0 trillion compared to $1.5 trillion during all of 2019; Agency CMBS reached roughly $115 billion compared to roughly $155 billion in all of 2019. The impact of the large supply of Agency RMBS was subdued by the Federal Reserve’s continued purchases.

•	Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS)

For the six-month period ended March 31, 2021, non-Agency residential mortgage-backed securities (RMBS) continued to rally despite the rise in U.S. Treasury yields. Credit spreads across the capital structure tightened during the period, with lower-rated tranches outperforming higher-rated tranches. The sector benefited from a moderate improvement in delinquency rates, robust strength in the housing market and overall relative attractiveness compared to corporate credit. Mortgage forbearance rates also improved, with an increasing share of borrowers entering current status. Losses for borrowers who exited their forbearance plan remained muted. New-issuance volume totaled $51.9 billion, compared to $60.7 billion during the same period a year ago. Deal call volume increased considerably due to favorable refinancing rates, reaching approximately $21.5 billion. The strength in the housing market accelerated, with home prices reaching their highest year-over-year gains since March 2014. The supply of homes available on the market continued to tighten, with the pace of sales as of period end at approximately two months’ supply—near the lowest level of inventory on record.

•	Non-Agency Commercial Mortgage-Backed Securities (Non-Agency CMBS)

For the six-month period ended March 31, 2021, the spreads of non-Agency commercial mortgage-backed securities (CMBS) moved tighter as a result of broader macro stabilization, positive COVID-19 vaccine headlines and diminishing concern over a contested U.S. presidential election. The period marked $39.7 billion in new issuance, compared to $66.9 billion in the same period a year ago. New issuance nearly stopped in March 2020 as the nation and world went into lockdown. Only one deal priced from mid-March through the end of April. However, new issuance gradually trended higher throughout the latter half of 2020, further accelerating in the first

Semi-Annual Report	|	March 31, 2021	5

Financial Markets Highlights (Cont.)

quarter of the new year, which delivered $23.3 billion, a 43% increase quarter-over-quarter. For the six-month period, secondary spreads narrowed by 14 bps (bps) on 10-year last cash flows rated AAA and 160 bps on bonds rated BBB-. The rally in risk assets since April has been sharp, with many credits trading through their pre-COVID-19 levels at the end of the first quarter. The delinquency rate for commercial real estate loans spiked to 8.28% during the six-month period as a result of volatility associated with the pandemic, but recovered to 6.58% as of the end of the quarter, as measured by financial data firm Trepp. The Barclays Capital U.S. CMBS (ERISA Only) Total Return Index returned negative 1.30% for the six-month period, outperforming the broader Bloomberg Barclays US Aggregate Bond Index return of negative 2.73%. The RCA Commercial Property Price Index increased 5.73% for the six-month period ended February 28, the most recent month for which data was available, compared to 0.97% over the previous six-month period.

•	U.S. High Yield (U.S. HY)

For the six-month period ended March 31, 2021, the Bloomberg Barclays US Corporate High Yield Index returned 7.36%. Intermediate-maturity bonds returned 7.15%, underperforming long-maturity bonds, which returned 9.49%. Lower-rated bonds outpaced those with higher ratings, as bonds rated CCC returned 13.85%, bonds rated B returned 7.06%, and bonds rated BB returned 5.54%. Notable performers by industry were oil field services, retail real estate investment trusts and airlines. Notable laggards were health insurance, cable and satellite, and wireless.

•	Bank Loans

For the six-month period ended March 31, 2021, the S&P/LSTA Leveraged Loan Index returned 5.66%, with the lower end of the credit quality spectrum outperforming the higher end as the market rallied from the steep sell-off a year earlier. Loans rated CCC returned 16.17% during the period, outperforming the 5.44% of loans rated B and the 3.52% of loans rated BB. The weighted average bid price of the index ended the period at $97.55, up from $93.18 in September. The trailing 12-month default rate declined from 4.64% on an issuer-count basis in September to 3.56% in March as borrowers benefited from rebounding markets and stabilizing earnings.

•	Collateralized Loan Obligations (CLOs)

For the six-month period ended March 31, 2021, the collateralized loan obligation (CLO) market priced $71 billion in new issuance across 158 transactions. From a structural standpoint, five-year reinvestment/two-year noncall deals, the predominant pre-pandemic structures, were back in vogue. While refinancing (refi) and reset activity was muted at the beginning of the six-month period, it surged in January as more deals exited their noncall periods and primary spreads ground tighter, further enhancing arbitrage conditions. Refi and reset activity contributed an additional $75.1 billion of deal volume over the six-month period. Secondary trading volumes were lower on average, per Trade Reporting and Compliance Engine data, overshadowed by a strong primary pipeline. CLO market-based metrics, including net asset value and market value overcollateralization, improved on the heels of the S&P/LSTA Leveraged Loan Price Index, which gained 4.69%. CLO fundamentals also improved as the pace of negative rating actions slowed, managers worked to trim tail risk, and vaccine optimism boosted sentiment surrounding many of the sectors hardest hit by the pandemic. The last 12-month U.S. leveraged loan default rate saw a steady decline over the six-month period, ending at 3.15%, more than 1% below its starting level. Spreads across the capital structure tightened considerably as they found their footing. The J.P. Morgan Collateralized Loan Obligation Total Return Level Index gained 3.03% over the six-month period.

6	DoubleLine Income Solutions Fund

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2021

For the six-month period ended March 31, 2021, the DoubleLine Income Solutions Fund (the “Fund”) outperformed the Bloomberg Barclays Global Aggregate Bond Index return of negative 1.32% on a net asset value basis. The Fund generated strong returns due to its exposure to credit assets, which performed well as the global economy recovered and several highly effective COVID-19 vaccines became available. The largest contributor to Fund outperformance was emerging markets corporate bonds, which experienced significant price rallies as global demand for commodities accelerated. Every sector in the Fund generated positive returns except for emerging markets sovereign bonds, which declined slightly due to duration-related price movements. Gross leverage also contributed to performance and finished the period at 28%.

6-Month Period Ended 3-31-21	6-Months (Not Annualized)

Total Return based on NAV	17.39%

Total Return based on Market Price	18.52%

Bloomberg Barclays Global Aggregate Bond Index	-1.32%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2021, and are subject to change at any time, are not guaranteed and should not be considered investment advice. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments. Additional principal risks for the Fund can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doublelinefunds.com/income-solutions-fund/.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Barclays Capital U.S. CMBS (ERISA Only) Total Return Index—This index measures on a total return basis the performance of investment grade commercial mortgage-backed securities (CMBS). The index includes only CMBS that are compliant with the Employee Retirement Income Security Act of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment as long as certain conditions are met, including that the certificates be rated in one of the three highest categories by Fitch, Moody’s or Standard & Poor’s.

Basis Points (BPS)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Bloomberg Barclays Global Aggregate Bond Index—This index is a flagship measure of global investment grade debt from 24 local currency markets. This multicurrency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers.

Semi-Annual Report	|	March 31, 2021	7

Management’s Discussion of Fund Performance (Cont.)

Bloomberg Barclays US Aggregate Bond Index—This index, known as “the Agg,” represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg Barclays US Corporate Bond Index—This index measures the investment grade, fixed-rate taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg Barclays US Corporate High Yield (HY) Index—This index measures the U.S. dollar-denominated high yield (HY) fixed-rate corporate bond market. Securities are classified as HY if the respective middle ratings of Moody’s, Fitch and S&P are Ba1, BB+ or BB+ or below. The Bloomberg Barclays US HY Long Index, including bonds with maturities of 10 years or greater, and the Bloomberg Barclays US HY Intermediate Index, including bonds with maturities of 1 to 9.999 years, are subindexes of the Bloomberg Barclays US Corporate HY Index.

Bloomberg Barclays US Government Bond Index—This index is the U.S. government securities component of the US Government/Credit Index. It includes investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries and government-related securities.

Bloomberg Barclays US Mortgage-Backed Securities (MBS) Index—This index measures the performance of investment grade, fixed-rate, mortgage-backed, pass-through securities of the government-sponsored enterprises (GSEs): Federal Home Loan Mortgage Corp. (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Government National Mortgage Association (Ginnie Mae).

Conditional Prepayment Rate (CPR)—Metric that indicates a loan prepayment rate at which the outstanding principal of a pool of loans, such as mortgage backed securities (MBS), is paid off. The higher the CPR, the more prepayments are anticipated and thus the lower the duration of the note. This is called “prepayment risk.”

Duration—Commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index—This index tracks the 30-year, fixed-rate mortgages component of the Freddie Mac Primary Mortgage Market Survey (PMMS).

Ginnie Mae II—This class of pass-through investments is issued by the Government National Mortgage Association (GNMA), known as Ginnie Mae, and draws income from pools of Federation Housing Administration and Department of Veterans Affairs mortgages. Ginnie Mae II securities pay principal and interest on the 20th every month (in contrast to the 15th for Ginnie Mae I) and have a maximum maturity of 30 years.

Gross Leverage Ratio—Total cash less total borrowings, divided by the market value of total securities.

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—This index is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets corporate bonds. CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD)—This index is a uniquely weighted version of the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets corporate bonds. It limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI)—This index tracks emerging markets (EM) bonds and comprises sovereign debt and EM corporate bonds.

J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD)—This index is a uniquely weighted version of the EMBI, which tracks emerging markets (EM) bonds and comprises sovereign debt and EM corporate bonds. It limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

Last Cash Flow (LCF)—Last revenue stream paid to a bond over a given period.

Net Asset Value (NAV)—Net value of an entity calculated as the total value of the entity’s assets minus the total value of its liabilities. Most commonly used in the context of a mutual fund or an exchange-traded fund (ETF), the NAV represents the per share/unit price of the fund at a specific date or time.

Overcollateralization (OC)—Provision of collateral that is worth more than enough to cover potential losses in cases of default.

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property round-trip investment price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

S&P/LSTA Leveraged Loan Index—This index tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.

S&P/LSTA Leveraged Loan Price Index—This index tracks the prices of institutional weighted loans based on market weightings, spreads and interest payments.

Trade Reporting and Compliance Engine (TRACE)—Financial Industry Regulatory Authority (FINRA)-developed vehicle that facilitates the mandatory reporting of over-the-counter secondary market transactions in eligible fixed-income securities.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Income Solutions Fund

Standardized Performance Summary	(Unaudited) March 31, 2021

DSL
DoubleLine Income Solutions Fund Returns as of March 31, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-26-13 to 3-31-21)

Total Return based on NAV	17.39%	57.11%	4.60%	9.64%	5.72%

Total Return based on Market Price	18.52%	51.01%	6.61%	11.70%	5.46%

Bloomberg Barclays Global Aggregate Bond Index	-1.32%	4.67%	2.80%	2.66%	1.90%

Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Semi-Annual Report	|	March 31, 2021	9

Schedule of Investments DoubleLine Income Solutions Fund	(Unaudited) March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 2.1%

	AASET Ltd.,
863,156	Series 2019-2-C	6.41%	(a)(b)	10/16/2039	714,768

	Affirm Asset Securitization Trust,
1,250,000	Series 2021-A-E	5.65%	(b)	08/15/2025	1,263,093

	Arivo Acceptance Auto Loan Receivables Trust,
1,000,000	Series 2021-1A-D	5.83%	(b)	01/18/2028	1,009,508

	Castlelake Aircraft Securitization Trust,
381,023	Series 2018-1-C	6.63%	(a)(b)	06/15/2043	298,976
1,314,884	Series 2019-1A-C	6.90%	(a)(b)	04/15/2039	1,031,691

	Castlelake Aircraft Structured Trust,
2,459,709	Series 2021-1A-C	7.00%	(a)(b)	01/15/2046	2,502,387

	GAIA Aviation Ltd.,
2,323,049	Series 2019-1-C	7.00%	(a)(b)(c)	12/15/2044	1,758,815

	Hertz Vehicle Financing LP,
1,500,000	Series 2019-2A-B	3.67%	(b)	05/25/2025	1,504,218

	Horizon Aircraft Finance Ltd.,
920,156	Series 2018-1-C	6.66%	(a)(b)	12/15/2038	813,150

	LendingClub Receivables Trust,
8,871,000	Series 2020-3-B	7.50%	(b)	01/16/2046	9,163,468

	Pagaya AI Debt Selection Trust,
2,309,106	Series 2020-2-NOTE	7.50%	(b)	12/15/2027	2,325,792
3,100,000	Series 2020-3-C	6.43%	(b)	05/17/2027	3,272,500

	SoFi Professional Loan Program,
50,000	Series 2018-A-R1	6.11%	(a)(b)(o)	02/25/2042	2,012,953
14,827	Series 2018-A-R2	6.11%	(a)(b)(o)	02/25/2042	596,921
100,000	Series 2018-C-R1	5.58%	(a)(b)(o)	01/25/2048	2,818,342

	START Ireland,
1,553,199	Series 2019-1-C	6.41%	(a)(b)	03/15/2044	1,099,975

	Start Ltd.,
254,651	Series 2019-2-C	6.66%	(a)(b)	11/15/2044	180,167

	Summit Issuer LLC,
4,300,000	Series 2020-1A-C	5.10%	(b)	12/20/2050	4,244,434

	Tesla Auto Lease Trust,
2,000,000	Series 2019-A-E	5.48%	(b)	05/22/2023	2,112,798

	Total Asset Backed Obligations (Cost $39,855,673)				38,723,956

BANK LOANS 10.5%

	AAdvantage Loyalty IP, Ltd.,
3,165,000	Senior Secured First Lien Term Loan	5.50%	(d)	03/24/2028	3,246,610

	Alera Group Intermediate Holdings, Inc.,
740,123	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		08/01/2025	741,048

	Almonde, Inc.,
3,000,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	3,022,875

	American Tire Distributors, Inc.,
6,432,128	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.50%		09/02/2024	6,303,486

	American Trailer World Corporation,
1,800,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	1,791,009

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Applied Systems, Inc.,
4,655,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.50%, 0.75% Floor)	6.25%		09/19/2025	4,701,550

	Asurion LLC,
905,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.36%		01/31/2028	922,987

	Autokiniton US Holdings, Inc.,
985,000	Senior Secured First Lien Term Loan	5.00%	(d)	03/29/2028	989,309

	Avaya, Inc.,
3,118,910	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.36%		12/15/2027	3,125,491

	Connect U.S. Finco LLC,
2,039,588	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/11/2026	2,035,549

	Cross Financial Corporation,
1,795,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		09/15/2027	1,806,731

	CSM Bakery Solutions LLC,
2,025,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 1.00% Floor)	7.25%		01/04/2022	2,017,690
3,061,857	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.75%, 1.00% Floor)	11.00%		02/04/2022	3,036,336

	Cyxtera DC Holdings, Inc.,
4,995,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		05/01/2025	4,967,602

	DG Investment Intermediate Holdings 2, Inc.,
2,425,000	Senior Secured Second Lien	7.50%	(d)	03/18/2029	2,437,125

	Dynasty Acquisition Company, Inc.,
286,077	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		04/06/2026	278,079
532,103	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%) - Class B	3.75%		04/06/2026	517,228

	Edelman Financial Center LLC,
2,205,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.11%		07/21/2025	2,197,084
1,200,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	6.97%		07/20/2026	1,203,000

	Endo Luxembourg Finance Company I SARL,
4,000,000	Senior Secured First Lien	5.75%	(d)	03/25/2028	3,966,660

	EnergySolutions LLC,
1,497,650	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		05/09/2025	1,494,842

	Excelitas Technologies Corporation,
1,250,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.50%, 1.00% Floor)	8.50%		12/01/2025	1,252,969

10	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Flexential Intermediate Corporation,
6,352,921	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.70%		08/01/2024	5,951,893

	Foresight Energy LLC,
2,359,082	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50%	(a)	06/30/2027	2,359,082

	Froneri US, Inc.,
475,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%)	5.86%		01/28/2028	482,424

	Frontier Communications Corporation,
760,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/08/2021	759,050

	Getty Images, Inc.,
1,536,536	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		02/19/2026	1,525,173

	Grab Holdings, Inc.,
7,645,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		01/29/2026	7,807,456

	Granite US Holdings Corporation,
3,911,222	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.17%		09/30/2026	3,906,333

	Gulf Finance LLC,
9,232,715	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	7,684,574

	Houston Foods, Inc.,
596,490	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		07/21/2025	590,898

	Hyland Software, Inc.,
620,000	Senior Secured Second Lien Term Loan	7.00%	(d)	07/10/2025	622,582
6,776,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.75%		07/07/2025	6,804,222

	ION Trading Finance Ltd.,
1,115,000	Senior Secured First Lien	4.86%	(d)	03/26/2028	1,116,394

	Ivanti Software, Inc.,
2,270,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		12/01/2027	2,282,065

	Jo-Ann Stores LLC,
1,243,246	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	1,240,915

	Journey Personal Care Corporation,
1,205,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		03/01/2028	1,207,765

	Keane Group Holdings LLC,
1,808,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	4.75%		05/26/2025	1,776,444

	Kindred Healthcare, Inc.,
4,693,732	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		07/02/2025	4,711,334

	Kronos Acquisition Holdings, Inc.,
960,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		12/22/2026	947,568

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lealand Finance Company B.V.,
670,276	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.00%)	1.11%		06/30/2025	379,822
52,939	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	0.00%		06/30/2024	43,146

	Longview Power LLC,
732,116	Guaranteed Senior Secured First Lien Term Loan	10.11%	(d)	07/31/2025	744,928

	Mavis Tire Express Services Corporation,
2,199,488	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		03/20/2025	2,198,806

	Milano Acquisition Corporation,
6,450,825	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/01/2027	6,434,698

	Mileage Plus Holdings LLC,
865,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		06/21/2027	920,485

	Minotaur Acquisition, Inc.,
3,895,613	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.11%		03/27/2026	3,897,249

	Mirion Technologies, Inc.,
1,768,500	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%)	4.27%		03/06/2026	1,773,584

	Mitchell International, Inc.,
7,206,895	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.36%		12/01/2025	7,211,399

	MLN US HoldCo LLC,
1,710,495	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.60%		11/28/2025	1,516,397
2,920,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.75%)	8.94%		11/30/2026	1,490,572

	NEP Group, Inc.,
905,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.22%		10/19/2026	837,501

	OneDigital Borrower LLC,
173,672	Senior Secured First Lien Delayed-Draw Term Loan (Prime Rate + 3.50%, 0.75% Floor)	5.25%	(r)	11/16/2027	173,962
3,246,328	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		11/16/2027	3,251,749

	Pearl Intermediate Parent LLC,
3,845,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%)	6.44%		02/13/2026	3,847,422

	Pelican Products, Inc.,
640,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	7.95%		05/01/2026	629,200

	Potters Borrower LP,
700,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	5.00%		12/14/2027	701,750

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	11

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PowerTeam Services LLC,
2,000,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		03/06/2026	1,972,920

	Prairie ECI Acquiror LP,
2,266,724	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.86%		03/11/2026	2,203,969

	RentPath, Inc.,
656,190	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		06/30/2021	662,752
3,778,819	Senior Secured First Lien Term Loan (Prime Rate + 3.75%, 1.00% Floor)	7.00%	(e)	12/17/2021	3,408,363

	Restaurant Technologies, Inc.,
2,395,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	6.70%		10/01/2026	2,295,212

	Riverbed Technology, Inc.
4,169,250	(4.50% PIK)	7.50%	(d)	12/31/2026	3,365,189
3,970,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%		12/31/2025	3,823,249

	Sabre GLBL, Inc.,
950,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/17/2027	961,286

	Solenis International LP,
2,754,358	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.23%		06/26/2025	2,750,915

	Solenis International LP,
2,315,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	8.69%		06/26/2026	2,323,866

	Sound Inpatient Physicians, Inc.,
3,771,145	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	6.95%		06/26/2026	3,786,871

	Southern Graphics, Inc.,
1,562,500	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.50%)	7.68%		12/08/2023	614,586

	Syncreon Group Holdings B.V.,
863,109	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/01/2024	864,188

	Tapstone Energy Holdings III LLC,
259,798	Unsecured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%	(a)	04/17/2024	259,798

	TIBCO Software, Inc.,
1,890,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.36%		03/03/2028	1,914,929

	TKC Holdings, Inc.,
3,819,235	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 8.00%, 1.00% Floor)	9.00%		02/01/2024	3,563,423

	Travel Leaders Group LLC,
504,120	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.11%		01/25/2024	474,024

	Travelport Finance (Luxembourg) SARL,
2,915,463	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	2,974,982

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Travelport Finance (Luxembourg) SARL, (Cont.)
1,910,876	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.25%		05/29/2026	1,560,650

	Triton Water Holdings, Inc.,
4,000,000	Senior Secured First Lien	4.00%	(d)	03/29/2028	3,989,680

	Vantage Specialty Chemicals, Inc.,
4,000,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.25%, 1.00% Floor)	9.25%		10/27/2025	3,745,420
1,455,000	Verscend Holding Corporation	4.11%	(d)	08/27/2025	1,457,022

	WASH Multifamily Laundry Systems LLC,
289,141	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)-CA	8.00%		05/15/2023	280,467
1,650,859	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)-US	8.00%		05/15/2023	1,601,333

	WaterBridge Midstream Operating LLC,
2,962,500	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%		06/22/2026	2,818,078

	WeddingWire, Inc.,
2,725,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.25%)	8.45%		12/21/2026	2,616,000

	Total Bank Loans (Cost $198,794,507)				196,173,274

COLLATERALIZED LOAN OBLIGATIONS 13.0%

	Adams Mill Ltd.,
2,000,000	Series 2014-1A-D2 (3 Month LIBOR USD + 4.25%)	4.49%	(b)	07/15/2026	1,998,339
6,000,000	Series 2014-1A-E2 (3 Month LIBOR USD + 6.25%)	6.49%	(b)	07/15/2026	5,911,330

	Apidos Ltd.,
2,000,000	Series 2015-21A-ER (3 Month LIBOR USD + 8.25%, 8.25% Floor)	8.47%	(b)	07/18/2027	1,771,101
3,000,000	Series 2016-24A-DR (3 Month LIBOR USD + 5.80%)	6.02%	(b)	10/20/2030	2,798,905

	Atrium,
2,500,000	Series 15A-E (3 Month LIBOR USD + 5.85%, 5.85% Floor)	6.07%	(b)	01/23/2031	2,385,355

	Babson Ltd.,
2,250,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	6.67%	(b)	10/20/2030	2,178,454

	Barings Ltd.,
1,500,000	Series 2018-4A-E (3 Month LIBOR USD + 5.82%, 5.82% Floor)	6.06%	(b)	10/15/2030	1,425,678
5,000,000	Series 2019-2A-D (3 Month LIBOR USD + 6.69%, 6.69% Floor)	6.93%	(b)	04/15/2031	4,991,185
1,000,000	Series 2020-1A-E (3 Month LIBOR USD + 7.40%, 7.40% Floor)	7.64%	(b)	10/15/2032	1,008,021

12	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BlueMountain Ltd.,
2,500,000	Series 2015-2A-F (3 Month LIBOR USD + 6.80%, 6.80% Floor)	7.02%	(b)	07/18/2027	2,086,672

	Buttermilk Park Ltd.,
6,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99%	(b)	10/15/2031	6,148,231

	Canyon Capital Ltd.,
8,050,000	Series 2015-1A-ER (3 Month LIBOR USD + 6.85%)	7.09%	(b)	04/15/2029	7,905,535
2,500,000	Series 2016-1A-ER (3 Month LIBOR USD + 5.75%)	5.99%	(b)	07/15/2031	2,358,420
6,650,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	6.49%	(b)	07/15/2030	6,403,422
2,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99%	(b)	07/15/2031	2,334,463

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2013-3A-DR (3 Month LIBOR USD + 5.50%)	5.74%	(b)	10/15/2030	1,809,236
3,000,000	Series 2019-1A-D (3 Month LIBOR USD + 6.70%, 6.70% Floor)	6.92%	(b)	04/20/2031	2,929,876

	Carlyle US Ltd.,
1,500,000	Series 2021-1A-D (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.19%	(b)	04/15/2034	1,471,875

	Chenango Park Ltd.,
1,500,000	Series 2018-1A-D (3 Month LIBOR USD + 5.80%, 5.80% Floor)	6.04%	(b)	04/15/2030	1,430,897

	Dryden Ltd.,
2,500,000	Series 2018-55A-F (3 Month LIBOR USD + 7.20%)	7.44%	(b)	04/15/2031	2,201,342
3,250,000	Series 2019-68A-E (3 Month LIBOR USD + 6.75%)	6.99%	(b)	07/15/2032	3,270,189

	Dryden Senior Loan Fund,
3,000,000	Series 2015-37A-ER (3 Month LIBOR USD + 5.15%, 5.15% Floor)	5.39%	(b)	01/15/2031	2,839,500

	Galaxy Ltd.,
1,250,000	Series 2017-24A-E (3 Month LIBOR USD + 5.50%)	5.74%	(b)	01/15/2031	1,193,286

	Halcyon Loan Advisors Funding Ltd.,
1,060,118	Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	5.22%	(a)(b)	04/28/2025	211,143
1,134,528	Series 2014-2A-E (3 Month LIBOR USD + 5.75%)	5.97%	(a)(b)	04/28/2025	0

	HPS Loan Management Ltd.,
1,500,000	Series 13A-18-E (3 Month LIBOR USD + 5.50%, 5.50% Floor)	5.74%	(b)	10/15/2030	1,377,225
1,000,000	Series 15A-19-E (3 Month LIBOR USD + 6.60%, 6.60% Floor)	6.82%	(b)	07/22/2032	980,139

	LCM LP,
3,500,000	Series 14A-FR (3 Month LIBOR USD + 7.61%)	7.83%	(a)(b)	07/20/2031	2,830,150
5,000,000	Series 17A-ER (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.24%	(b)	10/15/2031	4,567,385
7,000,000	Series 19A-E1 (3 Month LIBOR USD + 6.45%, 6.45% Floor)	6.69%	(a)(b)	07/15/2027	6,778,828

	LCM Ltd.,
6,500,000	Series 26A-E (3 Month LIBOR USD + 5.30%, 5.30% Floor)	5.52%	(b)	01/20/2031	5,845,944
2,000,000	Series 28A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.97%	(b)	10/20/2030	1,852,172

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Madison Park Funding Ltd.,
11,000,000	Series 2014-14A-ER (3 Month LIBOR USD + 5.80%, 5.80% Floor)	6.02%	(b)	10/22/2030	10,362,935
7,100,000	Series 2015-18A-ER (3 Month LIBOR USD + 6.35%)	6.57%	(b)	10/21/2030	6,869,875
3,000,000	Series 2017-25A-D (3 Month LIBOR USD + 6.10%)	6.32%	(b)	04/25/2029	2,953,021
2,000,000	Series 2019-34A-E (3 Month LIBOR USD + 6.75%, 6.75% Floor)	6.97%	(b)	04/25/2031	2,000,866
2,000,000	Series 2019-37A-E (3 Month LIBOR USD + 6.55%)	6.79%	(b)	07/15/2032	2,002,137

	Magnetite Ltd.,
10,000,000	Series 2012-7A-DR2 (3 Month LIBOR USD + 4.50%)	4.74%	(b)	01/15/2028	9,529,339
7,500,000	Series 2015-16A-ER (3 Month LIBOR USD + 5.00%)	5.22%	(b)	01/18/2028	7,374,883
3,250,000	Series 2019-22A-E (3 Month LIBOR USD + 6.75%, 6.75% Floor)	6.99%	(b)	04/15/2031	3,256,653

	Neuberger Berman Loan Advisers Ltd.,
2,000,000	Series 2017-16SA-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.45%	(b)	04/15/2034	2,000,000

	Neuberger Berman Loan Advisers Ltd.,
1,000,000	Series 2019-31A-E (3 Month LIBOR USD + 6.75%, 6.75% Floor)	6.97%	(b)	04/20/2031	1,002,451
1,000,000	Series 2019-31A-ER (3 Month LIBOR USD + 6.50%, 6.50% Floor)	0.01%	(b)	04/20/2031	1,000,000
1,750,000	Series 2019-32A-ER (3 Month LIBOR USD + 6.10%, 6.10% Floor)	6.29%	(b)	01/20/2032	1,729,771
2,250,000	Series 2019-33A-E (3 Month LIBOR USD + 6.80%)	7.03%	(b)	10/16/2032	2,256,143
2,000,000	Series 2019-34A-E (3 Month LIBOR USD + 7.80%)	8.02%	(b)	01/20/2033	2,026,371
2,000,000	Series 2021-40A-E (3 Month LIBOR USD + 5.85%, 5.85% Floor)	6.04%	(b)	04/16/2033	1,911,616

	Newark BSL Ltd.,
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.30%)	6.52%	(b)	07/25/2030	1,994,250

	Niagara Park Ltd.,
3,675,000	Series 2019-1A-E (3 Month LIBOR USD + 6.45%, 6.45% Floor)	6.67%	(b)	07/17/2032	3,687,292

	Octagon Investment Partners Ltd.,
5,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	7.39%	(b)	07/15/2029	4,833,492
8,250,000	Series 2013-1A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.97%	(b)	07/17/2030	7,834,815
5,460,000	Series 2013-1A-ER (3 Month LIBOR USD + 7.00%)	7.22%	(b)	07/19/2030	5,423,890
2,500,000	Series 2014-1A-DRR (3 Month LIBOR USD + 7.00%, 7.00% Floor)	7.19%	(b)	02/14/2031	2,506,063
3,000,000	Series 2016-1A-ER (3 Month LIBOR USD + 7.25%)	7.47%	(b)	01/24/2033	3,020,229

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	13

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Octagon Investment Partners Ltd., (Cont.)
2,000,000	Series 2016-1A-FR (3 Month LIBOR USD + 8.09%, 8.09% Floor)	8.33%	(b)	07/15/2030	1,797,794
4,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	6.42%	(b)	03/17/2030	3,817,734
3,000,000	Series 2019-1A-E (3 Month LIBOR USD + 6.60%, 6.60% Floor)	6.82%	(b)	10/25/2032	2,983,145
1,000,000	Series 2019-1A-E (3 Month LIBOR USD + 7.69%, 7.69% Floor)	7.93%	(b)	10/15/2032	1,007,439
1,000,000	Series 2019-4A-E (3 Month LIBOR USD + 6.80%, 6.80% Floor)	7.00%	(b)	05/12/2031	998,159

	Sound Point Ltd.,
2,400,000	Series 2019-2A-E (3 Month LIBOR USD + 6.71%, 6.71% Floor)	6.95%	(b)	04/15/2032	2,361,865
500,000	Series 2020-2A-E (3 Month LIBOR USD + 7.24%, 7.24% Floor)	7.48%	(b)	10/25/2031	504,926

	Stewart Park Ltd.,
7,500,000	Series 2015-1A-ER (3 Month LIBOR USD + 5.28%, 5.28% Floor)	5.52%	(b)	01/15/2030	7,023,594

	Venture Ltd.,
7,200,000	Series 2016-24A-E (3 Month LIBOR USD + 6.72%)	6.94%	(b)	10/20/2028	6,807,050
5,000,000	Series 2017-26A-E (3 Month LIBOR USD + 6.80%)	7.02%	(b)	01/20/2029	4,506,443
4,000,000	Series 2017-27A-E (3 Month LIBOR USD + 6.35%)	6.57%	(b)	07/20/2030	3,527,198

	Voya Ltd.,
4,050,000	Series 2016-4A-E2 (3 Month LIBOR USD + 6.65%)	6.87%	(b)	07/20/2029	4,005,825
1,500,000	Series 2017-1A-D (3 Month LIBOR USD + 6.10%)	6.32%	(b)	04/17/2030	1,422,137
1,000,000	Series 2018-2A-E (3 Month LIBOR USD + 5.25%, 5.25% Floor)	5.49%	(b)	07/15/2031	923,554
1,000,000	Series 2018-2A-F (3 Month LIBOR USD + 7.29%, 7.29% Floor)	7.53%	(b)	07/15/2031	860,136

	Wind River Ltd.,
2,000,000	Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	6.97%	(b)	10/18/2030	1,904,708
3,500,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99%	(b)	01/15/2031	3,084,842
2,000,000	Series 2014-3A-ER2 (3 Month LIBOR USD + 6.22%, 6.22% Floor)	6.44%	(b)	10/22/2031	1,741,728
5,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	6.64%	(b)	04/18/2029	4,971,333
5,000,000	Series 2017-1A-ER (3 Month LIBOR USD + 7.06%, 7.06% Floor)	0.01%	(b)	04/18/2036	4,900,000
3,000,000	Series 2017-3A-E (3 Month LIBOR USD + 6.40%)	6.64%	(b)	10/15/2030	2,953,613
1,000,000	Series 2018-1A-E (3 Month LIBOR USD + 5.50%)	5.74%	(b)	07/15/2030	931,369
1,000,000	Series 2018-2A-E (3 Month LIBOR USD + 5.75%)	5.99%	(b)	07/15/2030	944,592

	Total Collateralized Loan Obligations (Cost $254,490,590)				242,849,574

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 64.4%
6,700,000	ABM Investama Tbk PT	7.13%		08/01/2022	5,983,100
24,000,000	AES Andres B.V.	7.95%	(b)	05/11/2026	24,997,920
29,500,000	AES Argentina Generacion S.A.	7.75%		02/02/2024	23,747,795
5,500,000	AES Argentina Generacion S.A.	7.75%	(b)	02/02/2024	4,427,555
930,000	AES Dominicana	7.95%		05/11/2026	968,669
14,300,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.08%)	7.75%	(f)	05/25/2025	14,710,072
4,600,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.25%)	8.38%	(f)	12/04/2023	4,813,371
5,885,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.29%)	7.88%	(f)	07/31/2024	6,082,750
10,000,000	Air Canada Class C Pass Through Trust	10.50%	(b)	07/15/2026	12,250,000
16,100,000	Alpha Holdings S.A.	10.00%		12/19/2022	13,030,857
400,000	Alpha Holdings S.A.	10.00%	(b)	12/19/2022	323,748
6,300,000	Alpha Holdings S.A.	9.00%		02/10/2025	4,599,000
12,950,000	Alpha Holdings S.A.	9.00%	(b)	02/10/2025	9,453,500
1,900,000	Amaggi Luxembourg International SARL	5.25%	(b)(h)	01/28/2028	1,950,359
6,000,000	AMS AG	7.00%	(b)(h)	07/31/2025	6,440,625
5,600,000	Atento Luxco S.A.	8.00%	(b)	02/10/2026	5,885,647
9,810,000	Banco de Galicia y Buenos Aires S.A. (5 Year CMT Rate + 7.16%)	8.25%		07/19/2026	8,726,191
6,000,000	Banco do Brasil S.A. (10 Year CMT Rate + 6.36%)	9.00%	(f)(h)	06/18/2024	6,565,380
16,900,000	Banco do Estado do Rio Grande do Sul SA (5 Year CMT Rate + 4.93%)	5.38%	(b)(h)	01/28/2031	16,605,010
2,635,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	2,685,987
2,800,000	Banco Industrial S.A. (5 Year CMT Rate + 4.44%)	4.88%	(b)(h)	01/29/2031	2,888,886
12,550,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	10,102,875
11,500,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	(b)	11/04/2026	9,257,615
3,000,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	(f)(h)	01/10/2028	3,293,145
8,209,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(f)(h)	06/27/2029	8,998,501
12,000,000	Braskem Finance Company (5 Year CMT Rate + 8.22%)	8.50%	(b)(h)	01/23/2081	13,620,720
16,850,000	Braskem Idesa S.A.P.I.	7.45%	(b)(h)	11/15/2029	16,765,750
9,145,000	Braskem Idesa S.A.P.I.	7.45%	(h)	11/15/2029	9,099,275
3,476,000	C10 Capital SPV Ltd. (3 Month LIBOR USD + 4.71%)	4.91%	(f)	06/30/2021	3,512,498
10,450,000	C5 Capital Ltd. (3 Month LIBOR USD + 4.28%)	4.48%	(f)	06/30/2021	10,084,250
1,958,000	Calfrac Holdings LP	10.88%	(b)(e)	03/15/2026	1,478,290
10,050,000	Central China Real Estate Ltd.	7.25%		07/16/2024	8,743,500
16,000,000	Central China Real Estate Ltd.	7.25%		08/13/2024	13,879,036
18,230,000	CFG Investment S.A.C.	9.75%	(e)	07/30/2019	13,034,450
23,750,000	Cia General de Combustibles S.A.	9.50%	(b)	03/08/2025	17,693,750
2,800,000	Connect Finco LLC	6.75%	(b)(h)	10/01/2026	2,985,612

14	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
9,400,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	(b)(f)	11/29/2022	8,446,605
26,961,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	(f)	11/29/2022	24,226,481
13,104,000	Credivalores-Crediservicios S.A.	9.75%		07/27/2022	12,538,038
4,406,000	Credivalores-Crediservicios S.A.	8.88%		02/07/2025	3,810,331
12,550,000	Credivalores-Crediservicios S.A.	8.88%	(b)	02/07/2025	10,853,303
25,700,000	CSN Islands Corporation	7.00%	(f)(h)	06/23/2021	25,815,136
3,931,846	Digicel Group Ltd. (7.00% PIK)	8.50%	(b)(f)	04/16/2021	2,888,727
15,400,708	Digicel Group Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.50%	(b)	04/01/2025	12,731,226
19,000,000	Docuformas SAPI de C.V.	10.25%	(b)	07/24/2024	18,848,000
7,600,000	Docuformas SAPI de C.V.	10.25%		07/24/2024	7,539,200
19,474,000	Empresa Electrica Guacolda S.A.	4.56%	(h)	04/30/2025	16,396,906
20,950,000	FS Luxembourg SARL	10.00%	(b)(h)	12/15/2025	23,106,279
13,447,000	Garda World Security Corporation	8.75%	(b)	05/15/2025	14,110,811
14,000,000	Geopark Ltd.	5.50%	(h)	01/17/2027	14,230,300
3,660,000	GFL Environmental, Inc.	8.50%	(b)(h)	05/01/2027	4,037,437
10,000,000	Gilex Holding SARL	8.50%	(b)(h)	05/02/2023	10,393,000
7,800,000	Gilex Holding SARL	8.50%		05/02/2023	8,106,540
14,000,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	11,630,990
9,000,000	Gran Tierra Energy, Inc.	7.75%		05/23/2027	7,317,000
21,000,000	Gran Tierra Energy, Inc.	7.75%	(b)	05/23/2027	17,073,000
24,568,282	Grupo Idesa S.A. de C.V. (10.38% PIK)	10.13%	(b)	05/22/2026	14,863,810
1,200,000	Guara Norte SARL	5.20%	(b)	06/15/2034	1,178,730
6,200,000	Indika Energy Capital IV Pte Ltd.	8.25%	(b)	10/22/2025	6,551,850
19,511,000	Instituto Costarricense de Electricidad	6.38%	(h)	05/15/2043	16,535,573
15,000,000	Instituto Costarricense de Electricidad	6.38%	(b)	05/15/2043	12,712,500
3,300,000	Intelsat Jackson Holdings S.A.	8.50%	(b)(e)	10/15/2024	2,076,937
7,715,000	Intelsat Jackson Holdings S.A.	9.75%	(b)(e)	07/15/2025	4,776,356
5,925,566	Invepar Holdings	0.00%	(a)(e)	12/30/2028	253,389
19,600,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63%	(f)	02/27/2025	18,388,720
9,100,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	(f)	12/12/2022	9,122,750
26,500,000	Kosmos Energy Ltd.	7.13%		04/04/2026	25,759,060
3,100,000	LMIRT Capital Pte Ltd.	7.25%		06/19/2024	3,184,117
1,000,000	Medco Bell Pte Ltd.	6.38%		01/30/2027	1,006,900
10,000,000	Medco Bell Pte Ltd.	6.38%	(b)	01/30/2027	10,069,000
6,000,000	Medco Oak Tree Pte Ltd.	7.38%		05/14/2026	6,413,400
1,900,000	Metinvest B.V.	8.50%		04/23/2026	2,126,461
11,654,000	Metinvest B.V.	7.75%		10/17/2029	12,403,469
7,500,000	Metinvest B.V.	7.75%	(b)(h)	10/17/2029	7,982,325
22,000,000	Oi S.A. (10.00% or 8.00% + 4.00% PIK)	10.00%		07/27/2025	23,265,000
18,735,000	Operadora de Servicios Mega S.A. de C.V.	8.25%	(b)(h)	02/11/2025	18,937,900
7,665,000	Operadora de Servicios Mega S.A. de C.V.	8.25%		02/11/2025	7,748,012
13,600,000	Pampa Energia S.A.	7.50%		01/24/2027	11,111,200
5,000,000	Pampa Energia S.A.	7.50%	(b)	01/24/2027	4,085,000
5,000,000	Pampa Energia S.A.	9.13%	(b)	04/15/2029	4,200,000
11,000,000	Pampa Energia S.A.	9.13%		04/15/2029	9,240,000
33,000,000	Peru LNG SRL	5.38%		03/22/2030	29,673,105
4,720,000	Pesquera Exalmar S.A.A.	8.00%		01/25/2025	4,696,400
1,118,000	Petra Diamonds PLC (10.50% PIK)	10.50%	(b)	03/08/2026	1,090,050

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
11,000,000	Rio Energy S.A.	6.88%		02/01/2025	7,443,315
9,000,000	Rio Energy S.A.	6.88%	(b)	02/01/2025	6,089,985
2,200,000	RKI Overseas Finance	7.00%	(f)	06/23/2022	2,013,000
19,296,000	RKP Overseas Finance	7.95%	(f)	02/17/2022	18,958,320
8,810,000	RKPF Overseas, Ltd. (5 Year CMT Rate + 6.00%)	7.75%	(f)	11/18/2024	8,638,205
19,350,000	Ronshine China Holdings Ltd.	7.35%		12/15/2023	18,382,500
2,650,000	Ronshine China Holdings Ltd.	6.75%		08/05/2024	2,451,077
21,119,000	Sappi Papier Holding GMBH	7.50%	(b)	06/15/2032	23,019,710
7,500,000	Sappi Papier Holding GMBH	7.50%		06/15/2032	8,175,000
5,000,000	Simpar Europe S.A.	5.20%	(b)(h)	01/26/2031	4,907,700
23,467,953	Stoneway Capital Corporation	10.00%	(e)	03/01/2027	8,917,822
17,200,000	TBLA International Pte Ltd.	7.00%		01/24/2023	14,749,000
2,500,000	Telecom Argentina S.A.	8.50%	(b)	08/06/2025	2,275,000
14,835,000	Telecom Argentina S.A.	8.50%		08/06/2025	13,499,850
16,000,000	Telecommunications Services of Trinidad & Tobago Ltd.	8.88%		10/18/2029	16,790,400
5,035,000	Tervita Corporation	11.00%	(b)	12/01/2025	5,727,312
3,600,000	Theta Capital Pte Ltd.	8.13%	(h)	01/22/2025	3,689,656
5,700,000	Theta Capital Pte Ltd.	6.75%	(h)	10/31/2026	5,506,713
2,000,000	TMB Bank PCL (5 Year CMT Rate + 3.26%)	4.90%	(f)	12/02/2024	2,006,125
20,400,000	TV Azteca S.A.	8.25%		08/09/2024	10,200,000
5,400,000	UEP Penonome S.A.	6.50%	(b)	10/01/2038	5,464,206
6,500,000	Unifin Financiera S.A.B. de C.V.	8.38%		01/27/2028	6,321,185
11,000,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	(b)(f)	01/29/2025	9,067,960
24,000,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	(f)	01/29/2025	19,784,640
6,000,000	Unigel Luxembourg S.A.	8.75%		10/01/2026	6,487,890
28,000,000	Unigel Luxembourg S.A.	8.75%	(b)(h)	10/01/2026	30,276,820
13,000,000	Vedanta Resources Finance PLC	9.25%	(b)(h)	04/23/2026	11,000,860
20,000,000	Vedanta Resources Finance PLC	9.25%		04/23/2026	16,924,400
5,000,000	Vedanta Resources Ltd.	7.13%		05/31/2023	4,464,025
7,000,000	Vedanta Resources Ltd.	6.13%		08/09/2024	5,644,485
6,200,000	Walnut Bidco PLC	9.13%		08/01/2024	6,620,050
10,000,000	YPF Energia Electrica S.A.	10.00%	(b)	07/25/2026	8,182,500
8,300,000	YPF S.A.	8.50%		07/28/2025	5,821,662
5,000,000	YPF S.A.	8.50%		06/27/2029	3,208,100
850,000	YPF S.A.	8.50%	(b)	06/27/2029	545,377
20,807,000	YPF S.A.	7.00%		12/15/2047	11,833,981
12,000,000	Yuzhou Properties Company Ltd.	8.30%		05/27/2025	10,348,985
10,700,000	Yuzhou Properties Company Ltd.	7.38%		01/13/2026	9,254,894

	Total Foreign Corporate Bonds (Cost $1,252,816,835)				1,197,929,723

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	15

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.5%
3,600,000	Dominican Republic International Bond	5.30%	(b)	01/21/2041	3,550,500
1,890,000	Ecuador Government International Bond	0.50%	(b)(g)	07/31/2030	1,110,394
753,700	Ecuador Government International Bond	0.00%	(b)	07/31/2030	305,256
4,953,000	Ecuador Government International Bond	0.50%	(b)(g)	07/31/2035	2,253,665
2,270,000	Ecuador Government International Bond	0.50%	(b)(g)	07/31/2040	981,798
900,000	Ukraine Government International Bond	7.25%		03/15/2033	897,709

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $10,961,041)				9,099,322

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 15.6%

	Alen Mortgage Trust,
13,000,000	Series 2021-ACEN-F (1 Month LIBOR USD + 5.00%, 5.00% Floor)	5.11%	(b)	04/15/2034	13,086,921

	Atrium Hotel Portfolio Trust,
10,000,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.51%	(b)	06/15/2035	9,697,208

	Beast Mortgage Trust,
6,325,000	Series 2021-1818-G (1 Month LIBOR USD + 6.00%, 6.25% Floor)	6.25%	(b)	03/15/2036	6,337,764

	Benchmark Mortgage Trust,
121,775,000	Series 2020-B18-AGNX	0.47%	(b)(i)(j)	07/15/2053	2,423,712

	BFLD,
1,250,000	Series 2019-DPLO-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	2.65%	(b)	10/15/2034	1,222,551

	BX Trust,
4,250,000	Series 2017-APPL-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.36%	(b)	07/15/2034	4,255,883
350,000	Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	3.03%	(b)	05/15/2035	347,771

	Cantor Commercial Real Estate Lending,
10,200,000	Series 2019-CF2-SWX1	1.28%	(b)(i)(j)	11/15/2052	938,414
12,080,000	Series 2019-CF2-SWX2	1.01%	(b)(i)(j)	11/15/2052	849,209

	Carbon Capital Commercial Mortgage Trust,
15,292,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.96%	(b)	10/15/2035	14,622,360

	CF Trust,
1,430,000	Series 2019-MF1-F (1 Month LIBOR USD + 2.95%, 3.95% Floor)	3.95%	(b)	08/21/2032	1,435,274

	Citigroup Commercial Mortgage Trust,
30,524,109	Series 2014-GC25-XG	1.23%	(b)(i)(j)	10/10/2047	1,035,958
4,484,000	Series 2015-GC27-D	4.42%	(b)(i)	02/10/2048	4,370,052

	Commercial Mortgage Pass-Through Certificates,
3,929,315	Series 2014-UBS4-F	3.75%	(a)(b)	08/10/2047	783,356
7,054,838	Series 2014-UBS4-G	3.75%	(a)(b)	08/10/2047	525,705
14,000	Series 2014-UBS4-V	0.00%	(a)(b)(i)	08/10/2047	1
18,438,000	Series 2015-CR26-XD	1.23%	(b)(i)(j)	10/10/2048	909,126

	Exantas Capital Corporation,
6,000,000	Series 2020-RSO8-E (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.91%	(b)	03/15/2035	5,933,970

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	FREMF Mortgage Trust,
3,505,144	Series 2016-KF13-B (1 Month LIBOR USD + 7.50%)	7.62%	(b)	11/25/2025	3,625,777
537,915	Series 2016-KF15-B (1 Month LIBOR USD + 7.68%)	7.80%	(b)	02/25/2023	547,284
1,984,389	Series 2016-KF16-B (1 Month LIBOR USD + 6.64%)	6.76%	(b)	03/25/2026	2,013,140
788,367	Series 2016-KF17-B (1 Month LIBOR USD + 5.84%, 5.84% Floor)	5.96%	(b)	04/25/2023	786,715
3,358,354	Series 2016-KF23-B (1 Month LIBOR USD + 5.15%)	5.27%	(b)	09/25/2023	3,333,491
4,097,797	Series 2016-KSW1-B (1 Month LIBOR USD + 5.95%)	6.07%	(b)	02/25/2026	4,176,115
3,119,093	Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.47%	(b)	12/25/2026	3,116,195

	Great Wolf Trust,
40,000,000	Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.24%	(b)	12/15/2036	38,365,344

	GS Mortgage Securities Corporation,
2,730,000	Series 2014-GC20-E	4.46%	(a)(b)(i)	04/10/2047	144,963
65,010,362	Series 2014-GC20-XD	1.29%	(b)(i)(j)	04/10/2047	2,482,115

	Hawaii Hotel Trust,
10,000,000	Series 2019-MAUI-F (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.86%	(b)	05/15/2038	9,916,344

	Hilton USA Trust,
5,000,000	Series 2016-SFP-E	5.52%	(b)	11/05/2035	5,048,727

	HPLY Trust,
16,270,694	Series 2019-HIT-G (1 Month LIBOR USD + 3.90%, 3.90% Floor)	4.01%	(b)	11/15/2036	14,824,522

	JPMBB Commercial Mortgage Securities Trust,
44,694,919	Series 2013-C14-XC	1.10%	(b)(i)(j)	08/15/2046	1,101,810
14,113,175	Series 2014-C19-E	4.00%	(a)(b)(i)	04/15/2047	10,520,771
7,840,900	Series 2014-C19-F	3.75%	(a)(b)(i)	04/15/2047	4,235,108
21,436,732	Series 2014-C19-NR	3.75%	(a)(b)(i)	04/15/2047	2,789,995
47,829,582	Series 2014-C21-XD	0.75%	(b)(i)(j)	08/15/2047	1,185,475
5,000,000	Series 2015-C27-E	2.81%	(a)(b)(i)	02/15/2048	3,639,668
24,531,000	Series 2015-C27-XE	1.55%	(b)(i)(j)	02/15/2048	1,224,303
2,600,000	Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.11%	(b)	07/15/2036	2,560,600

	LSTAR Commercial Mortgage Trust,
2,379,000	Series 2017-5-C	4.87%	(b)(i)	03/10/2050	2,351,503

	MBRT,
21,581,000	Series 2019-MBR-G (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.01%	(b)	11/15/2036	20,124,356

	Morgan Stanley Capital Barclays Bank Trust,
2,050,000	Series 2016-MART-D	3.31%	(b)	09/13/2031	2,028,365

	Morgan Stanley Capital Trust,
8,000,000	Series 2007-IQ15-C	6.16%	(b)(i)	06/11/2049	7,638,970
11,453,000	Series 2017-ASHF-G (1 Month LIBOR USD + 6.90%, 6.90% Floor)	7.01%	(b)	11/15/2034	9,773,269
3,357,000	Series 2019-PLND-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.91%	(b)	05/15/2036	2,897,023
13,000,000	Series 2019-PLND-G (1 Month LIBOR USD + 3.65%, 3.65% Floor)	3.76%	(b)	05/15/2036	10,249,586

	Motel 6 Trust,
8,009,232	Series 2017-MTL6-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.36%	(b)	08/15/2034	8,055,140

	UBS Commercial Mortgage Trust,
7,458,000	Series 2017-C6-D	2.50%	(b)(i)	12/15/2050	6,237,191

16	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	UBS Commercial Mortgage Trust,
1,876,000	Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	4.94%	(b)	02/15/2032	1,648,121

	Wells Fargo Commercial Mortgage Trust,
4,870,000	Series 2014-LC16-E	3.25%	(a)(b)	08/15/2050	631,956
4,870,000	Series 2014-LC16-XC	1.55%	(b)(i)(j)	08/15/2050	213,472
12,170,989	Series 2014-LC16-XD	1.55%	(b)(i)(j)	08/15/2050	525,832
18,361,980	Series 2015-C29-E	4.21%	(a)(b)(i)	06/15/2048	15,310,476
9,180,600	Series 2015-C29-F	4.21%	(a)(b)(i)	06/15/2048	5,687,474
39,018,814	Series 2015-C29-G	4.21%	(a)(b)(i)	06/15/2048	7,406,941
23,520,000	Series 2016-LC24-XEF	1.77%	(b)(i)(j)	10/15/2049	1,890,937
78,851,866	Series 2014-LC14-XC	1.73%	(b)(i)(j)	03/15/2047	3,818,181

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $325,717,594)				290,902,490

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 0.1%

	Wachovia Mortgage Loan Trust,
1,601,914	Series 2007-A-4A1	2.72%	(i)	03/20/2037	1,454,227

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,541,842)				1,454,227

US CORPORATE BONDS 25.1%
15,310,000	Air Methods Corporation	8.00%	(b)(h)	05/15/2025	14,429,675
3,770,000	Allied Universal Holding Company	9.75%	(b)(h)	07/15/2027	4,143,004
3,850,000	American Airlines, Inc.	5.75%	(b)	04/20/2029	4,099,865
1,695,000	Arconic Corporation	6.13%	(b)(h)	02/15/2028	1,808,353
11,036,000	AssuredPartners, Inc.	7.00%	(b)(h)	08/15/2025	11,441,187
2,665,000	Avaya, Inc.	6.13%	(b)(h)	09/15/2028	2,834,068
750,000	Boxer Parent Company, Inc.	7.13%	(b)(h)	10/02/2025	805,455
1,700,000	Cablevision Lightpath LLC	5.63%	(b)	09/15/2028	1,728,177
5,430,000	Carnival Corporation	11.50%	(b)(h)	04/01/2023	6,232,038
5,800,000	Carnival Corporation	7.63%	(b)(h)	03/01/2026	6,238,190
8,280,000	Castle US Holding Corporation	9.50%	(b)	02/15/2028	8,461,125
6,450,000	Cengage Learning, Inc.	9.50%	(b)(h)	06/15/2024	6,583,031
1,680,000	CHS/Community Health Systems, Inc.	6.00%	(b)	01/15/2029	1,778,700
1,200,000	Clarios Global LP	6.75%	(b)(h)	05/15/2025	1,285,524
5,100,000	CommScope Technologies LLC	5.00%	(b)(h)	03/15/2027	5,061,775
3,815,000	Constellation Merger Sub, Inc.	8.50%	(b)(h)	09/15/2025	3,609,543
10,160,000	CSI Compressco LP	7.50%	(b)(h)	04/01/2025	10,344,150
4,130,000	Dealer Tire LLC	8.00%	(b)(h)	02/01/2028	4,367,475
1,320,000	Delta Air Lines, Inc.	7.00%	(b)	05/01/2025	1,521,678
3,975,000	EES Finance Corporation	8.13%	(h)	05/01/2025	3,671,489
15,745,000	Embarq Corporation	8.00%	(h)	06/01/2036	18,161,228
3,080,000	Endo Finance LLC	6.13%	(b)(h)	04/01/2029	3,110,800
1,550,000	Envision Healthcare Corporation	8.75%	(b)	10/15/2026	1,152,518
8,335,000	Ferrellgas Escrow LLC	5.88%	(b)	04/01/2029	8,238,106
3,660,000	Flex Acquisition Company, Inc.	6.88%	(b)(h)	01/15/2025	3,724,782
1,255,000	Flex Acquisition Company, Inc.	7.88%	(b)(h)	07/15/2026	1,319,319
20,000,000	Flexential Intermediate Corporation	11.25%	(b)	08/01/2024	21,512,500
1,710,000	Front Range BidCo, Inc.	6.13%	(b)(h)	03/01/2028	1,757,829

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,375,000	Frontier Communications Corporation	5.88%	(b)(h)	10/15/2027	1,460,078
2,625,000	Full House Resorts, Inc.	8.25%	(b)(h)	02/15/2028	2,802,975
13,765,000	Gogo Intermeidate Holdings LLC	9.88%	(b)(h)	05/01/2024	14,513,472
10,000,000	GTT Communications, Inc.	7.88%	(b)	12/31/2024	1,687,500
6,405,000	Hexion, Inc.	7.88%	(b)(h)	07/15/2027	6,898,986
5,759,000	Hillman Group, Inc.	6.38%	(b)(h)	07/15/2022	5,769,798
4,247,000	Illuminate Buyer LLC	9.00%	(b)(h)	07/01/2028	4,784,458
4,000,000	IRB Holding Corporation	7.00%	(b)(h)	06/15/2025	4,312,900
2,833,016	JetBlue Pass Through Trust - Class B	8.00%		11/15/2027	3,243,713
765,000	LD Holdings Group LLC	6.50%	(b)(h)	11/01/2025	803,250
775,000	LD Holdings Group LLC	6.13%	(b)(h)	04/01/2028	786,547
4,820,000	Lions Gate Capital Holdings LLC	5.50%	(b)	04/15/2029	4,832,580
5,000,000	Live Nation Entertainment, Inc.	5.63%	(b)(h)	03/15/2026	5,200,500
790,000	Live Nation Entertainment, Inc.	6.50%	(b)(h)	05/15/2027	877,911
2,780,000	Logan Merger Sub, Inc.	5.50%	(b)(h)	09/01/2027	2,913,801
3,960,000	LSF9 Atlantis Holdings LLC	7.75%	(b)	02/15/2026	4,062,287
3,615,000	Matterhorn Merger Sub LLC	8.50%	(b)	06/01/2026	3,710,888
2,135,000	Mileage Plus Holdings LLC	6.50%	(b)	06/20/2027	2,343,162
5,425,000	Moss Creek Resources Holdings, Inc.	7.50%	(b)	01/15/2026	4,378,382
1,175,000	NESCO Holdings II, Inc.	5.50%	(b)	04/15/2029	1,206,784
11,420,000	NGL Energy Operating LLC	7.50%	(b)(h)	02/01/2026	11,755,462
1,295,000	NGL Energy Partners LP	7.50%	(h)	04/15/2026	1,106,416
7,804,000	OPE KAG Finance Sub, Inc.	7.88%	(b)(h)	07/31/2023	7,804,000
5,819,000	Ortho-Clinical Diagnostics, Inc.	7.25%	(b)(h)	02/01/2028	6,386,556
6,440,000	Panther BF Aggregator LP	8.50%	(b)(h)	05/15/2027	6,941,676
7,455,000	Par Petroleum Finance Corporation	7.75%	(b)	12/15/2025	7,576,144
2,685,000	Peabody Energy Corporation (6.00% + 2.50% PIK)	8.50%	(b)	12/31/2024	1,127,700
3,029,000	PIC AU Holdings LLC	10.00%	(b)	12/31/2024	2,794,252
6,925,000	PowerTeam Services LLC	9.03%	(b)(h)	12/04/2025	7,652,125
1,000,000	Presidio Holdings, Inc.	8.25%	(b)(h)	02/01/2028	1,090,625
1,385,000	Providence Service Corporation	5.88%	(b)(h)	11/15/2025	1,460,309
13,815,470	Pyxus Holdings, Inc.	10.00%		08/24/2024	12,813,848
9,880,000	Radiology Partners, Inc.	9.25%	(b)(h)	02/01/2028	10,781,550
10,050,000	Realogy Group LLC	5.75%	(b)(h)	01/15/2029	9,924,375
3,915,000	Rent-A-Center, Inc.	6.38%	(b)(h)	02/15/2029	4,159,687
200,000	Sabre Global, Inc.	9.25%	(b)(h)	04/15/2025	238,750
6,630,000	Sabre Global, Inc.	7.38%	(b)(h)	09/01/2025	7,245,264
4,220,000	SEG Holding LLC	5.63%	(b)(h)	10/15/2028	4,425,725
9,970,000	Solera Finance, Inc.	10.50%	(b)(h)	03/01/2024	10,312,470
10,296,000	SunCoke Energy Partners Finance Corporation	7.50%	(b)(h)	06/15/2025	10,714,275
1,500,000	Tallgrass Energy Partners LP	7.50%	(b)(h)	10/01/2025	1,617,338
8,145,000	Team Health Holdings, Inc.	6.38%	(b)	02/01/2025	7,217,936
5,975,000	Townsquare Media, Inc.	6.88%	(b)(h)	02/01/2026	6,374,578
1,095,000	TransDigm, Inc.	8.00%	(b)(h)	12/15/2025	1,193,550
3,000,000	Trident TPI Holdings, Inc.	9.25%	(b)(h)	08/01/2024	3,202,500
7,709,000	Trident TPI Holdings, Inc.	6.63%	(b)(h)	11/01/2025	7,872,007
5,070,000	Triton Water Holdings, Inc.	6.25%	(b)	04/01/2029	5,174,569
1,285,000	Triumph Group, Inc.	6.25%	(b)(h)	09/15/2024	1,308,708
10,280,000	Triumph Group, Inc.	7.75%	(h)	08/15/2025	10,357,100
8,375,000	Uber Technologies, Inc.	8.00%	(b)(h)	11/01/2026	9,081,641
5,525,000	Uber Technologies, Inc.	7.50%	(b)(h)	09/15/2027	6,109,715
2,500,000	Unisys Corporation	6.88%	(b)(h)	11/01/2027	2,743,750

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	17

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
9,485,000	United Natural Foods, Inc.	6.75%	(b)(h)	10/15/2028	10,148,950
5,005,000	Univision Communications, Inc.	6.63%	(b)(h)	06/01/2027	5,354,349
625,862	US Airways	6.75%		06/03/2021	626,653
2,585,000	Valeant Pharmaceuticals International, Inc.	8.50%	(b)(h)	01/31/2027	2,871,392
2,995,000	Viking Cruises Ltd.	13.00%	(b)	05/15/2025	3,526,613
6,386,000	Vine Oil & Gas Finance Corporation	8.75%	(b)	04/15/2023	6,829,827
706,000	Weatherford International Ltd.	11.00%	(b)(h)	12/01/2024	679,084
5,442,000	Wolverine Escrow LLC	9.00%	(b)	11/15/2026	5,447,034
6,210,000	XHR LP	6.38%	(b)(h)	08/15/2025	6,570,956

	Total US Corporate Bonds (Cost $457,616,358)				466,631,015

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 3.8%

	Federal Home Loan Mortgage Corporation,
7,307,156	Series 3631-SJ (-1 x 1 Month LIBOR USD + 6.24%, 6.24% Cap)	6.13%	(j)(k)	02/15/2040	1,429,436
3,607,376	Series 3770-SP (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.39%	(j)(k)	11/15/2040	345,387
17,815,681	Series 3980-SX (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.39%	(j)(k)	01/15/2042	3,968,039

	Federal National Mortgage Association,
3,764,261	Series 2006-83-SH (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	6.45%	(j)(k)	09/25/2036	676,326
13,454,326	Series 2010-123-SK (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94%	(j)(k)	11/25/2040	2,788,348
10,852,138	Series 2012-60-SN (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	6.49%	(j)(k)	06/25/2042	2,290,324
17,055,814	Series 2019-46-SG (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.99%	(j)(k)	08/25/2049	3,107,712

	Government National Mortgage Association,
7,705,887	TBA	3.64%	(d)(j)(q)	09/20/2050	722,789
15,045,039	Series 2011-128-TS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94%	(j)(k)	05/16/2041	2,868,576
47,648,825	Series 2015-64-SG (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.49%	(j)(k)	05/20/2045	8,769,676
18,571,119	Series 2017-139-SA (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.09%	(j)(k)	08/20/2047	4,016,010
11,272,133	Series 2018-145-IA	4.00%	(j)	10/20/2045	995,483
34,107,045	Series 2019-22-SD (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94%	(j)(k)	12/16/2043	6,713,808
27,680,701	Series 2019-61-NS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.99%	(j)(k)	02/20/2049	5,486,927
24,635,482	Series 2020-146-SH (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.19%	(j)(k)	10/20/2050	5,907,712
36,108,287	Series 2020-47-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.89%	(j)(k)	05/20/2044	6,479,499
40,027,052	Series 2020-47-SL (-1 x 1 Month LIBOR USD + 5.37%, 5.37% Cap)	5.26%	(j)(k)	07/20/2044	7,242,078
20,887,704	Series 2020-61-SU (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.49%	(j)(k)	07/16/2045	3,345,849

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
53,616,266	Series 2020-88-IO	0.93%	(i)(j)	04/16/2060	4,041,380

	Total US Government and Agency Mortgage Backed Obligations (Cost $78,094,548)				71,195,359

COMMON STOCKS 1.6%
51,725	ATD Holdings, Inc.(a) (l)				1,887,963
288,460	Calfrac Well Services, Ltd.(l)				894,226
283,355	Foresight Equity(a) (l)				5,018,222
339,999	Frontera Energy Corporation				1,733,997
468,716	Hexion Holdings Corporation(l)				7,030,740
333,957	Legacy Backstop(a) (l)				5,089,505
26,458	Legacy Notes(a) (l)				403,220
183,948	Longview Equity(a) (l)				597,831
292,727	McDermott International Ltd.(l)				234,181
40,426,707	Petra Diamonds Ltd.				813,695
33,058	Summit Midstream Partners LP(l)				779,177
62,554	Syncreon Group B.V.(a) (l)				3,096,400
337,661	Tapstone Energy Holdings III LLC(a) (l)				776,621
97,836	Weatherford International PLC(l)				1,246,430

	Total Common Stocks (Cost $74,735,310)				29,602,208

Warrants 0.0%
4,944,181	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00(l)(a)				1

	Total Warrants (Cost $-)				1

SHORT TERM INVESTMENTS 1.8%
10,921,738	BlackRock Liquidity Funds FedFund - Institutional Shares	0.04%	(m)		10,921,738
10,921,487	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	(m)		10,921,487
10,921,849	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(m)		10,921,849

	Total Short Term Investments (Cost $32,765,074)				32,765,074

	Total Investments 138.5% (Cost $2,727,389,372)(n)				2,577,326,223
	Liabilities in Excess of Other Assets (38.5)%				(717,094,719)

	NET ASSETS 100.0%				$1,860,231,504

18	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2021

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	64.4%
US Corporate Bonds	25.1%
Non-Agency Commercial Mortgage Backed Obligations	15.6%
Collateralized Loan Obligations	13.0%
Bank Loans	10.5%
US Government and Agency Mortgage Backed Obligations	3.8%
Asset Backed Obligations	2.1%
Short Term Investments	1.8%
Common Stocks	1.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.5%
Non-Agency Residential Collateralized Mortgage Obligations	0.1%
Warrants	0.0%	(p)
Other Assets and Liabilities	(38.5)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	15.6%
Energy	14.6%
Collateralized Loan Obligations	13.0%
Finance	10.5%
Utilities	9.0%
Real Estate	7.4%
Telecommunications	5.9%
Banking	5.3%
Mining	5.2%
Chemical Products	4.9%
Technology	4.1%
US Government and Agency Mortgage Backed Obligations	3.8%
Media	3.4%
Healthcare	3.1%
Aerospace & Defense	2.6%
Commercial Services	2.3%
Consumer Products	2.2%
Building and Development (including Steel/Metals)	2.2%
Electronics/Electric	2.2%
Asset Backed Obligations	2.1%
Short Term Investments	1.8%
Pulp & Paper	1.7%
Business Equipment and Services	1.6%
Food Products	1.5%
Chemicals/Plastics	1.5%
Leisure	1.4%
Automotive	1.3%
Industrial Equipment	1.0%
Insurance	1.0%
Containers and Glass Products	0.9%
Transportation	0.9%
Beverage and Tobacco	0.7%

INVESTMENT BREAKDOWN as a % of Net Assets (cont.):
Environmental Control	0.6%
Food Service	0.6%
Pharmaceuticals	0.5%
Retailers (other than Food/Drug)	0.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.5%
Financial Intermediaries	0.4%
Food/Drug Retailers	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Cosmetics/Toiletries	0.1%
Non-Agency Residential Collateralized Mortgage Obligations	0.1%
Construction	0.1%
Other Assets and Liabilities	(38.5)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	72.5%
Mexico	12.1%
Brazil	10.1%
Argentina	9.2%
China	4.8%
Colombia	4.6%
Indonesia	3.1%
Peru	2.5%
Canada	2.1%
India	2.0%
South Africa	1.8%
Chile	1.6%
Hong Kong	1.6%
Dominican Republic	1.6%
Costa Rica	1.6%
Ghana	1.4%
Ukraine	1.3%
Trinidad And Tobago	0.9%
Jamaica	0.8%
Luxembourg	0.6%
Singapore	0.4%
Russia	0.4%
Austria	0.3%
United Kingdom	0.3%
Panama	0.3%
Ecuador	0.2%
Guatemala	0.2%
Thailand	0.1%
Ireland	0.1%
Netherlands	0.0%	(p)
Other Assets and Liabilities	(38.5)%

	100.0%

(a)	Value determined using significant unobservable inputs.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(d)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(f)	Perpetual Maturity

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. The rate disclosed is as of the period end.

(h)	Security, or portion of security, is on loan as of period end pursuant to the Liquidity Agreement (see Note 9).

(i)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period the end.

(j)	Interest only security

Semi-Annual Report	|	March 31, 2021	19

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)

(k)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(l)	Non-income producing security

(m)	Seven-day yield as of period end

(n)

Under the Fund’s Liquidity Agreement, the Lender, through their agent, have been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowings under the line of credit with the Lender (see Note 9).

(o)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of the period end.

(p)	Represents less than 0.05% of net assets

(q)	Represents or includes a TBA transaction

(r)	Unfunded or partially unfunded loan commitment. At period end, the value of these securities amounted to $173,692 or 0.0% of net assets.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

20	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	(Unaudited) March 31, 2021

ASSETS
Investments in Securities, at Value*	$2,544,561,149
Short Term Investments*	32,765,074
Interest Receivable	41,942,268
Receivable for Investments Sold	6,427,923
Cash	2,064,304
Prepaid Expenses and Other Assets	351,400
Total Assets	2,628,112,118

LIABILITIES
Loan Payable (See Note 9)	725,000,000
Payable for Investments Purchased	39,105,397
Investment Advisory Fees Payable	2,201,524
Interest Expense Payable	566,859
Payable to Broker for Dividend Reinvestment	486,559
Administration and Fund Accounting Fees Payable	253,905
Trustees Fees Payable (See Note 7)	91,945
Professional Fees Payable	74,797
Accrued Expenses	54,552
Custodian Fees Payable	45,076
Total Liabilities	767,880,614
Commitments and Contingencies (See Note 2, Note 8 and Note 9)
Net Assets	$1,860,231,504

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$1,020
Additional Paid-in Capital	2,423,738,177
Undistributed (Accumulated) Net Investment Income (Loss)	(1,843,786)
Accumulated Net Realized Gain (Loss) on Investments	(411,600,758)
Net Unrealized Appreciation (Depreciation) on Investments	(150,063,149)
Total Distributable Earnings (Loss) (See Note 5)	(563,507,693)
Net Assets	$1,860,231,504

*Identified Cost:
Investments in Securities	$2,694,624,298
Short Term Investments	32,765,074

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	101,996,828
Net Asset Value per Share	$18.24

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	21

Statement of Operations	(Unaudited) For the Period Ended March 31, 2021

INVESTMENT INCOME
Income:
Interest	$103,554,159
Total Investment Income	103,554,159
Expenses:
Investment Advisory Fees	12,305,505
Interest Expense	2,978,685
Administration and Fund Accounting Fees	621,071
Professional Fees	161,296
Shareholder Reporting Expenses	129,816
Trustees Fees	77,589
Registration Fees	52,535
Custodian Fees	45,142
Miscellaneous Expenses	16,845
Insurance Expenses	13,118
Total Expenses	16,401,602

Net Investment Income (Loss)	87,152,557

REALIZED & UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on Investments	(8,195,931)
Net Change in Unrealized Appreciation (Depreciation) on Investments	202,768,451
Net Realized and Unrealized Gain (Loss) on Investments	194,572,520

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$281,725,077

22	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Period Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020

OPERATIONS
Net Investment Income (Loss)	$87,152,557	$171,883,352
Net Realized Gain (Loss) on Investments	(8,195,931)	(150,804,464)
Net Change in Unrealized Appreciation (Depreciation) on Investments	202,768,451	(139,260,409)
Net Increase (Decrease) in Net Assets Resulting from Operations	281,725,077	(118,181,521)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(76,689,639)	(187,750,046)

Total Distributions to Shareholders	(76,689,639)	(187,750,046)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	678,636	6,281,101

Total Increase (Decrease) in Net Assets	$205,714,074	$(299,650,446)

NET ASSETS
Beginning of Period	$1,654,517,430	$1,954,167,896
End of Period	$1,860,231,504	$1,654,517,430

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	23

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2021

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$281,725,077
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(492,009,648)
Proceeds from Disposition of Long Term Investments	424,681,105
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(32,765,062)
Net Amortization (Accretion) of Premiums/Discounts	(6,737,439)
Net Realized (Gain) Loss on Investments	8,195,931
Net Change in Unrealized (Appreciation) Depreciation on Investments	(202,768,451)
(Increase) Decrease in:
Receivable for Investments Sold	4,484,927
Interest Receivable	(922,177)
Prepaid Expenses and Other Assets	(311,640)
Increase (Decrease) in:
Payable for Investments Purchased	34,417,106
Interest Expense Payable for Line of Credit	90,923
Investment Advisory Fees Payable	274,361
Payable to Broker for Dividend Reinvestment	(237,829)
Trustee Fees Payable	6,109
Accrued Expenses	(35,533)
Custodian Fees Payable	23,077
Administration and Fund Accounting Fees Payable	(349,503)
Professional Fees Payable	(102,171)
Net Cash Provided By (Used In) Operating Activities	17,659,163

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Increase in borrowings	65,000,000
Decrease in borrowings	(10,000,000)
Cash Dividends Paid to Common Stockholders	(76,011,003)
Net Cash Provided By (Used In) Financing Activities	(21,011,003)

NET CHANGE IN CASH
Cash at Beginning of Period	5,416,144
Cash at End of Period	$2,064,304

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$678,636
Cash Paid for Interest on Loan Outstanding	$2,887,762

24	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights

	Period Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016

Net Asset Value, Beginning of Period	$16.23		$19.24	$20.47	$21.85	$20.55	$19.80

Income (Loss) from Investment Operations:

Net Investment Income (Loss)(a)	0.85		1.69	1.77	1.80	1.75	1.71
Net Gain (Loss) on Investments (Realized and Unrealized)	1.91		(2.86)	(1.20)	(1.34)	1.36	0.93
Total from Investment Operations	2.76		(1.17)	0.57	0.46	3.11	2.64

Less Distributions:

Distributions from Net Investment Income	(0.75)		(1.84)	(1.80)	(1.82)	(1.81)	(1.89)
Distribution from Return of Capital	—		—	—	(0.02)	—	— (d)

Total Distributions	(0.75)		(1.84)	(1.80)	(1.84)	(1.81)	(1.89)
Net Asset Value, End of Period	$18.24		$16.23	$19.24	$20.47	$21.85	$20.55
Market Price, End of Period	$18.16		$16.02	$19.92	$20.20	$21.25	$19.15
Total Return on Net Asset Value(b)	17.39%(f)		(5.87)%	2.92%	2.22%	15.83%	14.66%
Total Return on Market Price(c)	18.52%(f)		(10.10)%	8.14%	4.06%	21.33%	23.32%

Supplemental Data:

Net Assets, End of Period (000’s)	$1,860,232		$1,654,517	$1,954,168	$2,075,520	$2,214,033	$2,083,218
Ratios to Average Net Assets:
Expenses, including interest expense	1.85%	(e)	2.28%	3.00%	2.80%	2.38%	2.26%
Net Investment Income (Loss)	9.85%	(e)	9.96%	8.91%	8.52%	8.30%	8.97%
Portfolio Turnover Rate	18%	(f)	43%	40%	35%	47%	35%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Net Asset Value does not reflect any sales load paid by investors.

(c)

Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Market Price does not reflect any sales load paid by investors.

(d)	Less than $0.005 per share.
(e)	Annualized.
(f)	Not Annualized.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	25

Notes to Financial Statements	(Unaudited) March 31, 2021

1.  Organization

DoubleLine Income Solutions Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on January 10, 2013 and commenced operations on April 26, 2013. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DSL”. The Fund’s primary investment objective is to seek high current income and its secondary objective is to seek capital appreciation.

The fiscal year end for the Fund is September 30, and the period covered by these Financial Statements is for the six months ended March 31, 2021 (the “period end”).

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price

26	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2021

determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Securities may be fair valued by the Adviser (as defined below) in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of March 31, 2021:

Category

Investments in Securities

Level 1

Money Market Funds	$32,765,074

Common Stocks	11,918,752

Total Level 1	44,683,826

Level 2

Foreign Corporate Bonds	1,197,676,334

Corporate Bonds	466,631,015

Non-Agency Commercial Mortgage Backed Obligations	239,226,076

Collateralized Loan Obligations	233,029,454

Bank Loans	193,554,394

US Government and Agency Mortgage Backed Obligations	71,195,359

Asset Backed Obligations	24,895,811

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	9,099,322

Non-Agency Residential Collateralized Mortgage Obligations	1,454,227

Common Stocks	813,695

Total Level 2	2,437,575,687

Level 3

Non-Agency Commercial Mortgage Backed Obligations	51,676,414

Common Stocks	16,869,760

Asset Backed Obligations	13,828,145

Collateralized Loan Obligations	9,820,121

Bank Loans	2,618,880

Foreign Corporate Bonds	253,389

Warrants	1

Total Level 3	95,066,710

Total	$2,577,326,223

See the Schedule of Investments for further disaggregation of investment categories.

Semi-Annual Report	|	March 31, 2021	27

Notes to Financial Statements (Cont.)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2020	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 3/31/2021	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2021(c)
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$49,649,563	$(10,111,266)	$16,623,008	$480,168	$107,737	$(5,072,796)	$—	$—	$51,676,414	$8,058,862
Common Stocks	12,269,718	—	4,600,042	—	—	—	—	—	16,869,760	4,600,042
Asset Backed Obligations	12,314,963	(1,038,677)	1,948,061	(164)	2,936,988	(2,333,026)	—	—	13,828,145	2,168,848
Collateralized Loan Obligations	2,551,626	—	409,807	18,135	61,725	—	6,778,828	—	9,820,121	465,856
Bank Loans	2,626,499	4,721	(41,948)	41,463	—	(11,855)	—	—	2,618,880	(37,188)
Foreign Corporate Bonds	253,389	—	—	—	—	—	—	—	253,389	—
Warrants	1	—	—	—	—	—	—	—	1	—
Non-Agency Residential Collateralized Mortgage Obligations	57,161,101	5,942,358	(3,421,312)	303,268	—	(59,985,415)	—	—	—	—
Total	$136,826,860	$(5,202,864)	$20,117,658	$842,870	$3,106,450	$(67,403,092)	$6,778,828	$—	$95,066,710	$15,256,420

(a)	Purchases include all purchases of securities, payups and corporate actions.

(b)	Sales include all sales of securities, maturities, and paydowns.

(c)

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2021 may be due to a security that was not held or categorized as Level 3 at either period end.

(d)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2021	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Non-Agency Commercial Mortgage Backed Obligations	$51,676,414	Market Comparables	Yields	9.00%-35.00% (12.73%)	Increase in yields would have resulted in the decrease in the fair value of the security

Common Stocks	$16,869,760	Market Comparables	Market Quotes	$2.30-$49.50 ($23.62)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Asset Backed Obligations	$13,828,145	Market Comparables	Market Quotes	$70.75-$4,025.91 ($1,385.87)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$9,820,121	Market Comparables	Market Quotes	$0.00-$96.84 ($90.58)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Bank Loans	$2,618,880	Market Comparables	Market Quotes	$100 ($100)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Foreign Corporate Bonds	$253,389	Enterprise Value	EBITDA multiples	5x - 6.5x (5.75x)	Significant changes in the EBITDA multiple would have resulted in direct changes in the fair value of the security

Warrants	$1	Intrinsic Value	Underlying Equity Price	$0.00 ($0.00)	Significant changes in the Underlying Equity Price would have resulted in direct changes in the fair value of the security

(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

28	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2021

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2021, the Fund had unfunded positions in the amount of $173,692 or 0.0% of net assets. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan. As of March 31, 2021, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Fund maintained with its custodian liquid investments having an aggregate value at least equal to the par value of its unfunded loan commitments and bridge loans.

H. Contingencies. Between 2011 and 2014, the Commonwealth of Puerto Rico issued certain general obligation bonds, which are currently the subject of litigation. The Fund previously purchased and sold certain of these general obligation bonds and may have some exposure to this litigation. At this time, it is anticipated that a material adverse effect on the Fund as a result of this litigation is remote.

I. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The

Semi-Annual Report	|	March 31, 2021	29

Notes to Financial Statements (Cont.)

Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). For purposes of calculating total managed assets, the liquidation preference of any preferred shares outstanding shall not be considered a liability. DoubleLine Asset Management Company, LLC (“DAMCO”), a wholly owned subsidiary of the Adviser, owned 8,797 shares of the Fund as of the period end. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2021, purchases and sales of investments, excluding short term investments, were $492,009,650 and $424,681,105, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Period Ended March 31, 2021	Year Ended September 30, 2020

Distributions Paid From:

Ordinary Income	$76,689,639	$187,750,046

Total Distributions Paid	$76,689,639	$187,750,046

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of September 30, 2020, was as follows:

Tax Cost of Investments	$2,650,480,637

Gross Tax Unrealized Appreciation	84,796,339

Gross Tax Unrealized Depreciation	(459,354,317)

Net Tax Unrealized Appreciation (Depreciation)	(374,557,978)

As of September 30, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(374,557,978)

Undistributed Ordinary Income	295,718

Total Distributable Earnings	295,718

Other Accumulated Gains (Losses)	(394,280,871)

Total Accumulated Earnings (Losses)	(768,543,131)

As of September 30, 2020, $394,235,504 was available as a capital loss carryforward.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2020, the Fund deferred, on a tax basis, qualified late year losses of $0.

30	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2021

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to market discount, Passive Foreign Investment Companies (PFICs), paydown losses and defaulted securities. For the year ended September 30, 2020, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital

$2,518,326	$(2,518,326)	$—

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, and beginning on October 1, 2020, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	For the Period Ended March 31, 2021		For the Year Ended September 30, 2020

	Shares	Amount	Shares	Amount

Reinvested Dividends	39,920	$678,636	372,910	$6,281,101

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	39,920	$678,636	372,910	$6,281,101

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $77,589 from the Fund during the period ended March 31, 2021. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $77,589, which includes $76,613 in current fees (either paid in cash or deferred) and an increase of $976 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

The Fund currently maintains a Liquidity Agreement (the “Liquidity Agreement”) with State Street Bank & Trust Company (“SSB”) that allows the Fund to borrow up to $1 billion (maximum facility amount) and includes an agency securities lending arrangement

Semi-Annual Report	|	March 31, 2021	31

Notes to Financial Statements (Cont.)

with SSB. As of March 31, 2021, the amount of total outstanding borrowings was $725,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy.

The Fund pledges its assets as collateral to secure obligations under the Liquidity Agreement. The Fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the Liquidity Agreement and generally expects to make these assets available for securities lending transactions. Under the terms of the Liquidity Agreement, the Fund may enter into securities lending transactions initiated by SSB, acting as the Fund’s authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 102% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the Fund, may be used by SSB to fund amounts drawn by the Fund under the Liquidity Agreement. The amount that can be funded through securities lending is limited to 90% of the outstanding borrowings under the Liquidity Agreement. As of March 31, 2021, the fair value of securities on loan is $315,465,549. Any amounts credited against the Liquidity Agreement are considered leverage and would be subject to various limitations in the Liquidity Agreement and the 1940 Act. Upon return to the Fund of loaned securities, the collateral must be returned to the securities lending counterparty, and SSB may either lend other securities of the Fund or may replace such amount through direct loans from SSB. SSB has the option under the Liquidity Agreement to replace amounts lent to the Fund directly by SSB with the proceeds of securities lending transactions, and vice versa, without notice to or consent from the Fund. SSB retains all amounts paid by securities lending counterparties for loaned securities. Borrowers of Fund securities are required to pay the Fund substitute interest, dividends and other distributions paid with respect to any borrowed security. The Fund has the right to call a loan and obtain the securities loaned at any time. In an event of default, any deposits or other sums credited by or due from SSB to the Fund and any collateral in the possession of SSB may be applied to or set off by SSB against the payment of the obligations under the Liquidity Agreement.

In the event of a securities lending counterparty default, SSB has agreed to indemnify the Fund for certain losses that may arise in connection with the default. Although the risk of the loss by the Fund of the securities lent may be mitigated by receiving collateral from the securities lending counterparty and through SSB’s indemnification, the Fund could experience losses on securities loans, a delay in recovering, or an inability to recover, securities on loan, and the Fund could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.70%, subject to certain conditions that may cause that rate of interest to increase. The Fund will also be responsible for paying a non-usage fee of 0.25% of available credit over $150,000,000 that has not been borrowed by the Fund.

The Fund may terminate the Liquidity Agreement with 60 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the Liquidity Agreement could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the Liquidity Agreement.

For the period ended March 31, 2021, the Fund’s activity under the Liquidity Agreement was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

$1,000,000,000	$694,093,407	$725,000,000	$2,916,254	$62,431	0.83%

10.  To-Be-Announced Securities

The Fund may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Fund’s exposure to interest rate risk and could also expose the Fund to counterparty default risk. In order to mitigate counterparty default risk, the Fund only enters TBAs with counterparties for which the risk of default is determined to be remote. At the end of the period and as a purchaser or seller of TBAs, the Fund segregated cash or cash equivalents as collateral as required in accordance with application industry regulations.

32	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2021

11.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•

asset-backed securities investment risk:  The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

collateralized debt obligations risk:  The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

confidential information access risk:  The risk that the intentional or unintentional receipt of material, non-public information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) and other instruments such as repurchase and reverse repurchase agreements entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•

credit default swaps risk:  Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•

credit risk:  Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•

derivatives risk:  The risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the underlying investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. In October 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives (“Rule 18f-4”), which will impose limits on the amount of derivatives the Fund can enter into and will treat derivatives, as well as certain debt securities, as senior securities. The Fund’s ability to use derivative instruments and other senior securities, including any credit facilities available to it, and to invest and operate as it has historically, may be adversely affected as a result of new Rule 18f-4 under the 1940 Act once compliance is required in the middle of 2022.

•

emerging markets risk:  The risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher

Semi-Annual Report	|	March 31, 2021	33

Notes to Financial Statements (Cont.)

brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk:  the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

foreign (non-U.S.) investment risk:  The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

foreign currency risk:  The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•

high yield risk:  The risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

interest rate risk:  Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•

inverse floaters and related securities risk:  Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•

investment and market risk:  An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, such as those experienced in the first calendar quarter of 2020 in response to an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

issuer risk:  The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

leverage risk:  Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

34	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2021

•

LIBOR risk:  The London Interbank Offered Rate (“LIBOR”) is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. The phase out of a majority of the U.S. dollar LIBOR publications will occur some time in 2023, with the remainder of LIBOR publications ending at the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates, though there can be no assurance any such publications would be considered representative of the underlying market. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•	liquidity risk: The risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; (vi) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•

market discount risk:  The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•

mortgage-backed securities risk:  The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational and information security risks:  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

restricted securities risk:  The risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Semi-Annual Report	|	March 31, 2021	35

Notes to Financial Statements (Cont.)

•

sovereign debt obligations risk:  Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

12.  Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

13.  Common Shares Offering

The Fund has the authority to issue an unlimited number of common shares of beneficial interest, par value $0.00001 per share (“Common Shares”).

On September 30, 2020, the Fund’s registration statement relating to an offering of Common Shares and filed using the “shelf” registration process (the “Shelf Registration”) became effective. The Fund has entered into a distribution agreement with Foreside Fund Services, LLC (“Foreside”), who has entered into a sub-placement agent agreement (the “Sub-Placement Agent Agreement”) with UBS Securities LLC (the “Sub-Placement Agent”), relating to the Common Shares offered in connection with the Shelf Registration. In accordance with the terms of the Sub-Placement Agent Agreement, the Fund may offer Common Shares having a value of up to $500,000,000, par value $0.00001 per share, from time to time through Foreside and the Sub-Placement Agent, as its agents for the offer and sale of the Common Shares. As of March 31, 2021, the Fund has sold pursuant to a prior registration statement an aggregate of 101,956,908 Common Shares. As of March 31, 2021, the Fund had not sold any Common Shares pursuant to the Shelf Registration.

Under the 1940 Act, the Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices. Any proceeds from the Fund’s offering of its Common Shares will be invested in accordance with its investment objective and policies as set forth in its effective registration statement.

14.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no additional subsequent events that would need to be disclosed in the Fund’s financial statements.

36	DoubleLine Income Solutions Fund

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2021

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Colony Real Estate and Income Fund

DoubleLine Emerging Markets Local Currency Bond Fund

DoubleLine Income Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

DoubleLine Yield Opportunities Fund

At a meeting in February 2021, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds listed above (the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and/or to DoubleLine Alternatives LP, as appropriate in the context.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2021 meeting with management and at meetings held in preparation for that February 2021 meeting, including portions held outside the presence of management, specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet regularly with investment advisory, compliance, risk management, operational, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds, DoubleLine’s investment program for each Fund, the performance of each Fund, the expense of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the

Semi-Annual Report	|	March 31, 2021	37

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including among others Mr. Jeffrey Gundlach, and the strong investor interest in products managed by DoubleLine.

The Trustees reviewed reports prepared by Strategic Insight (the “Strategic Insight Reports”), an Asset International Company (“Strategic Insight”), that compared, among other information, each Fund’s net management fee rate and net total expense ratio (Class I shares with respect to the open-end Funds) against the net management fee rate and net total expense ratio of a group of peers selected by Strategic Insight, and each Fund’s performance records (Class I shares with respect to the open-end Funds) for the one-year, three-year (where applicable), and five-year (where applicable) periods ended December 31, 2020 against the performance records of those funds in each Fund’s Morningstar category and the performance of the Fund’s broad-based benchmark index. The Independent Trustees met with Strategic Insight representatives to review the comparative information set out in the Strategic Insight Reports, the methodologies used by Strategic Insight in compiling those reports and the peer groups used within those reports, and considerations to weigh in evaluating the comparative information presented in those reports.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees considered, among other things, the specific factors cited by DoubleLine for any relative underperformance of the Funds. In this regard, the Trustees noted that many of the Funds underperformed either the average performance of the funds in their Morningstar categories and/or their benchmark index over one or more of the periods shown. The Independent Trustees considered DoubleLine’s explanation for each Fund’s relative underperformance, and noted DoubleLine’s explanation that the principal drivers of that underperformance included, among other things, some or all of the following: the poor relative performance of the mortgage-backed and other asset-backed securities held by a Fund in parts of 2020, a Fund’s significant underweight exposure to corporate bonds relative to its peers and/or its benchmark index, and a Fund’s shorter duration positioning relative to its peers and/or its benchmark index. The Trustees noted in this regard that those investment positions appeared generally consistent with DoubleLine’s long-term focus on structured products, such as mortgage-backed securities, as an integral component of its approach to fixed income investing and DoubleLine’s historical approach to risk management. The Trustees also considered information Strategic Insight and DoubleLine provided regarding differences in investment mandate, investment focus, and/or investment approach between a Fund and other funds in a Fund’s Morningstar category.

In addition, the Trustees reviewed and considered information that DoubleLine provides to them quarterly regarding each Fund’s relative performance for other measurement periods, including each Fund’s since inception performance. The Trustees noted that in the case of Funds with more than five years of investment operations the information DoubleLine provides quarterly includes performance information for a longer measuring period than the longest period shown in the Strategic Insight Reports. In evaluating that information, the Trustees took into account that that information was not prepared by Strategic Insight, nor was it prepared using the same methodologies as the Strategic Insight Reports, but they noted that the performance information for longer periods of time might better represent a Fund’s performance record over one or more full market cycles. The Trustees noted in this regard that a number of the Funds that had underperformed on a relative basis over one or more shorter periods of time shown in the Strategic Insight Reports had strong relative performance over the longer since-inception periods shown in the information DoubleLine provided to them as part of their regular quarterly materials for their February 2021 meeting.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ net management fees and net total expenses. As part of their review, the Trustees considered each open-end Fund’s net management fee rate relative to its expense peer group. The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers. In respect of the three open-end Funds with net management fees that were in the fourth quartile of their expense groups, the Trustees considered, among other things, that significant differences exist between the Fund’s principal investment strategies and those of the bulk of the funds in its peer group, as in the case of DoubleLine Infrastructure Income Fund; DoubleLine’s demonstrated significant expertise and experience running the investment strategy over the long term, as in the case of DoubleLine Total Return Bond Fund; or the Fund’s strong relative long-term performance record as shown in the Strategic Insight Report, as in the case of DoubleLine Emerging Markets Fixed Income Fund. The Trustees noted also that, in each case, there were one or more funds in each of those Funds’ peer groups with higher net management fees and, in some cases, multiple funds with significantly higher net management fees.

The Trustees also considered the portion of the Strategic Insight Reports covering the open-end Funds’ net total expenses, noting that the reports showed that each open-end Fund, other than DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Infrastructure Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Strategic Commodity Fund, and DoubleLine Total Return Bond Fund, had a net total expense ratio in the first or second quartile of its expense peer group. The Trustees noted that DoubleLine Floating Rate Fund’s net total expense ratio was at exactly the median of its peer group, that DoubleLine Total Return Bond Fund’s net total expense ratio was

38	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2021

less than 1 basis point above the median of its peer group, and that DoubleLine Emerging Markets Local Currency Bond Fund’s net total expense ratio was 2 basis points above the median of its peer group. The Trustees noted that each of DoubleLine Infrastructure Income Fund, DoubleLine Multi-Asset Growth Fund, and DoubleLine Strategic Commodity Fund had net total expense ratios significantly below the high end of the range of their expense groups and had net total expense ratios below several other funds in their expense peer groups. The Trustees noted that only one Fund, DoubleLine Emerging Markets Fixed Income Fund, had a net total expense ratio that was in the fourth comparative quartile of its expense peer group and, in that respect, they noted that the Fund’s net total expense ratio was below a number of its peers and in line with several others, and they also took into account DoubleLine Emerging Markets Fixed Income Fund’s favorable longer-term performance, which was above the median of its Morningstar category for the three-year and five-year periods shown and above its benchmark index for the five-year period shown (the longest performance period shown for the Fund in the Strategic Insight Report).

In respect of the closed-end Funds, the Trustees considered the information in the Strategic Insight Reports regarding the Funds’ net management fees and net total expenses, based on each Fund’s net assets (i.e., excluding the principal amount of borrowings) and, separately, on each Fund’s total managed assets. As to DoubleLine Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee rate and net total expense ratio were shown in the Strategic Insight Report to be higher than the median of the Fund’s expense peer group on both a net assets and a total managed assets basis, though below one or more of DBL’s expense group peers in each instance. The Independent Trustees noted that DBL’s net management fees were in the third quartile of DBL’s expense group on both a net assets and a total managed assets basis and that DBL’s net total expenses were in the third quartile of DBL’s expense group on a net assets basis, but in the fourth quartile of the expense group when measured against total managed assets. In this regard the Strategic Insight Report showed that DBL had utilized lower levels of leverage relative to many of its expense group peers on the measuring date used for the Strategic Insight Report. The Trustees also considered DoubleLine’s statement that DBL’s fees reflect the experience and expertise DoubleLine brings to managing the Fund.

As to DoubleLine Income Solutions Fund (“DSL”), the Trustees noted that DSL’s net total expense ratio was below the median of its expense peer group on both a net assets and a total managed assets basis and that its net management fee rate was below the median of its expense peer group on a total managed assets basis and above, though near, the median of its expense group on a net assets basis. In evaluating the comparative net management fee and net total expense ratios of DSL, the Trustees considered DSL’s first quartile relative performance over the longest period shown in the Strategic Insight Report and DoubleLine’s statement that the Fund’s fees reflect the experience and expertise DoubleLine brings to managing the Fund.

As to DoubleLine Yield Opportunities Fund (“DLY”), the Trustees noted that DLY had less than a year of performance history and that it had performed in the third quartile of its Morningstar peer group over the six-month period ended December 31, 2020 and above the median, though below the average, of its peer group for the three-month period ended December 31, 2020.

The Trustees compared DLY’s net management fees and net total expenses to two peer groups assembled by Strategic Insight: (1) a group of closed-end funds that had recently launched with organizational and offering expense arrangements similar to those of DLY (“Group A”) and (2) a group of leveraged closed-end bond funds, which had not necessarily adopted recent structural changes in the closed-end marketplace (or which were launched prior to when those changes began to be adopted) (“Group B”). The Trustees noted that DLY’s net management fee was above the median net management fee of Group A, though below a number of the funds in Group A, and that DLY’s net total expense ratio was equal to the median total expense ratio of Group A, in each case when measured against each fund’s net assets. The Trustees noted that DLY’s net management fee and net total expense ratio compared less favorably against the funds in Group A when measured by reference to total managed assets. In this regard the Strategic Insight Report showed that DLY had utilized lower levels of leverage relative to many of its Group A peers on the measuring date used for the Strategic Insight Report. The Trustees noted also that DLY’s net management fees were generally higher, and in some cases substantially higher, than the fees of the peer funds in Group B, though not unreasonably so in light of the risks that DoubleLine had assumed as DLY’s sponsor in line with recent structural changes in the closed-end marketplace, the complexity of the Fund’s investment strategies, and DoubleLine’s investment experience and expertise. In evaluating the comparative net management fee rate of DLY, the Trustees considered DoubleLine’s representation that it believes that DLY represents good value to shareholders, in light of the expertise and experience of DLY’s portfolio managers, Messrs. Gundlach and Sherman, with whom the Board was familiar.

The Trustees noted that each of DBL, DSL, and DLY had employed leverage during some or all of the period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage, including incremental management fees.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, liquidity monitoring

Semi-Annual Report	|	March 31, 2021	39

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered information provided by DoubleLine relating to its historical and continuing commitment to hire additional resources and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, and are in most cases lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account among other things information about both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative long-term performance of the relevant Funds, the consistency and transparency of the Funds’ investment operations over time, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered information regarding DoubleLine’s reinvestment in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate changing regulatory requirements.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds and DoubleLine’s reported profitability, and that a number of the open-end Funds had achieved significant size. They noted also that none of the Funds has breakpoints in its advisory fee schedule, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally, when taking into account expense limitations (where applicable), reflects reasonably foreseeable economies of scale. In this regard, the Trustees noted also that the information provided by Strategic Insight supported the view that the net management fees of the largest open-end Funds remained fairly priced. The Trustees further noted that DoubleLine was subsidizing the expenses of a number of Funds with less scale, with the prospect of recouping those fees at a later date. In evaluating economies of scale more generally, the Trustees also noted ongoing changes to the regulatory environment, which required DoubleLine to re-invest in its business and infrastructure. On the basis of these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

With regard to DBL, DSL, and DLY, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. The Trustees noted DoubleLine’s view that the levels of its profitability in respect of DBL, DSL, and DLY are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

40	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2021

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Semi-Annual Report	|	March 31, 2021	41

Federal Tax Information	(Unaudited) March 31, 2021

For the fiscal year ended September 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2020, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal year ended September 30, 2020, was as follows:

Qualified Interest Income	69.78%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

42	DoubleLine Income Solutions Fund

Portfolio Managers	(Unaudited) March 31, 2021

The portfolio managers of the Fund are Jeffrey E. Gundlach (since the Fund’s inception), Luz M. Padilla (since the Fund’s inception) and Robert Cohen (since September 2016).

Information About Proxy Voting

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com; and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form N-PORT filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 17, 2021 for shareholders of record as of the close of business on December 18, 2020 to re-elect Raymond B. Woolson and Ronald R. Redell, both Class II trustee nominees, for the Fund. The nominee Raymond B. Woolson was elected with 75,128,690 affirmative votes and 2,381,033 votes withheld. The nominee Ronald R. Redell was elected with 74,989,508 affirmative votes and 2,520,214 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari, and John C. Salter.

Semi-Annual Report	|	March 31, 2021	43

Dividend Reinvestment Plan	(Unaudited) March 31, 2021

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

44	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2021

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free 877-DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Income Solutions Fund on all correspondence.

The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

Semi-Annual Report	|	March 31, 2021	45

Privacy Policy	(Unaudited) March 31, 2021

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

46	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2021

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Semi-Annual Report	|	March 31, 2021	47

Privacy Policy (Cont.)

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change, that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

48	DoubleLine Income Solutions Fund

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-SEMI-DSL

DoubleLine || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable for semi-annual reports.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Income Solutions Fund

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	5/25/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	5/25/2021

By (Signature and Title)	/s/ Henry V. Chase
Henry V. Chase, Treasurer and Principal Financial Accounting Officer

Date	5/25/2021

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